                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Under Rule 14a-12

                                   IGI, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Not Applicable.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Statements in this filing regarding the proposed transaction between IGI, Inc. and Vetoquinol U.S.A., Inc., the expected timetable for completing the transaction, benefits of the transaction, application of the proceeds from the transaction, future opportunities and strategies for IGI and any other statements about IGI's management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the authorization by IGI's stockholders of the transaction in compliance with applicable law; IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies; IGI's ability to market its products; competitive pressures and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2000 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 filed with the SEC. IGI cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as of the date on which such statements are made. IGI disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

IGI plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction described in this filing. The Proxy Statement will contain important information about IGI, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by IGI through the Web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from IGI by contacting Investor Relations at IGI, Inc., Lincoln Avenue and Wheat Road, Buena, NJ 08310 telephone: (856) 697-1441.

IGI, Vetoquinol U.S.A. and IGI's directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions described in this filing. Information regarding IGI's directors and executive officers is contained in IGI's Annual Report on Form 10-K for the year ended December 31, 2000 and its Proxy Statement dated April 20, 2001 which are filed with the SEC.

The following are IGI's executive officers and directors as of the date of this filing:

Name                             Title
----                             -----
John F. Ambrose                  President and Chief Executive Officer
Domenic N. Golato                Senior Vice President and
                                 Chief Financial Officer
Earl R. Lewis                    Chairman of the Board
Jane E. Hager                    Director
Constantine L. Hampers           Director
Kenneth E. Jones                 Director
Donald W. Joseph                 Director
Stephen J. Morris                Director
Terrence O'Donnell               Director

As of February 6, 2002, IGI's executive officers and directors beneficially owned in the aggregate approximately 7,578,756 shares, or 52.72%, of IGI's common stock.

Upon the closing of the sale of assets contemplated by the asset purchase agreement all options held by all executive officers and directors of IGI will vest in full, resulting in the acceleration of vesting of an aggregate of options to purchase approximately 795,000 shares of IGI's common stock.

A more complete description of relevant interests of IGI, Vetoquinol U.S.A. and IGI's directors and executive officers will be available in the Proxy Statement.

IGI's Web site address is www.askigi.com. References, if any, in this filing and the exhibits hereto, if any, to www.askigi.com any variations thereof or any other uniform resource locator, or URL, are inactive textual references only. The information on our Web site or at any other URL is not incorporated by reference into this filing and should not be considered to be a part of this document.

                                     *****

Set forth below is the press release issued by IGI announcing the signing of its asset purchase agreement with Vetoquinol U.S.A.

News From

[LOGO OF IGI]

Buena, NJ 08310


Release Date: February 7, 2002           Contact:  Domenic Golato
                                                   Senior Vice President,
                                                   Chief Financial Officer
                                                   IGI, Inc.
                                                   856-697-1441 ext. 211
                                                   www.askigi.com
                                                   --------------

IGI ANNOUNCES AGREEMENT TO SELL COMPANION PET PRODUCTS DIVISION
---------------------------------------------------------------

Buena, NJ, IGI, Inc. February 7, 2002 - (AMEX:IG) today announced that it has entered into a definitive asset purchase agreement for the sale of substantially all of the assets of its companion pet products division to Vetoquinol U.S.A., Inc., an affiliate of Vetoquinol, S.A. of Lure, France. IGI's companion pet products division produces and markets products under the names EVSCO Pharmaceuticals, Tomlyn and Luv Em. Under the terms of the asset purchase agreement, IGI will receive at closing cash consideration of $16.7 million. In addition, specified liabilities of IGI's companion pet products division will be assumed by Vetoquinol U.S.A. The cash consideration is subject to certain post-closing adjustments.

The transaction also contemplates a license by IGI to Vetoquinol U.S.A. of specified rights relating to the patented Novasome(R) microencapsulation technology for use in specified products and product lines in the animal health business, as well as a supply relationship under which IGI will supply to Vetoquinol U.S.A. certain products relating to the patented Novasome(R) microencapsulation technology.

The closing of the transactions contemplated by the asset purchase agreement is subject to the authorization of IGI's stockholders and other customary closing conditions.

"We anticipate that the divestiture of our companion pet products division will permit us to substantially eliminate IGI's current outstanding debt and will provide IGI with additional resources to use towards expanding the current applications of the patented Novasome(R) microencapsulation technology outside of the animal health business and funding research into other technology enhancements and new applications," said John F. Ambrose, President and CEO of IGI.

                                     # # # #

About IGI, Inc.

IGI, Inc. is a company focused on growth by applying its technologies to deliver cost-effective solutions to customer's problems. IGI solves problems in consumer and skin care markets. An increasing number of IGI's solutions are based on the patented Novasome(R) microencapsulation technology which offers value-added qualities to cosmetics, skin care products, chemicals, biocides, pesticides, fuels, medicines, foods, beverages, pet care products and other products.

Important Additional Information Will Be Filed With The SEC

IGI plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction described in this press release. The Proxy Statement will contain important information about IGI, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by IGI through the Web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from IGI by contacting Investor Relations at IGI, Inc., Lincoln Avenue and Wheat Road, Buena, New Jersey 08310, telephone: (856) 697-1441.

IGI, Vetoquinol U.S.A. and IGI's directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transaction described by this press release. Information regarding IGI's directors and executive officers is contained in IGI's Annual Report on Form 10-K for the year ended December 31, 2000 and its Proxy Statement dated April 20, 2001, which are filed with the SEC. Additional information regarding IGI's directors and executive officers is contained in additional soliciting materials field by IGI with the SEC under Rule 14a-12 on or about February 7, 2001. A more complete description will be available in the Proxy Statement.

Forward-Looking Statements

Statements in this document regarding the asset purchase agreement, the expected timetable for completing the transaction, benefits of the transaction, application of the proceeds from the transaction, future opportunities and strategies for IGI and any other statements about IGI's management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans, "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the authorization by IGI's stockholders of the transaction in compliance with applicable law; IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies;

competitive pressures; and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2000 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 filed with the SEC. IGI cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as the date on which such statements are made. IGI disclaims any intention or obligation to update forward-looking statements as a result of developments occurring after the date of this document.

                                     *****

Set forth below is the Current Report on Form 8-K filed by IGI with the SEC on February 7, 2002.



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2002


                                    IGI, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  001-08568                  01-0355758
------------------------------  -------------------  ---------------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)

           Wheat Road and Lincoln Avenue,
                 Buena, New Jersey                              08310
---------------------------------------------------  ---------------------------
     (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (856) 697-1441

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

            SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

     Statements in this Current Report on Form 8-K regarding the asset purchase agreement (the "Asset Purchase Agreement") entered into by IGI, Inc. ("IGI" or the "Registrant") on February 6, 2002, the expected timetable for completing the transaction contemplated by the Asset Purchase Agreement, benefits of the transaction contemplated by the Asset Purchase Agreement, application of the proceeds from the transaction contemplated by the Asset Purchase Agreement, future opportunities and strategies for IGI and any other statements about IGI's management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans, "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction contemplated by the Asset Purchase Agreement, the authorization by IGI's stockholders of the transaction contemplated by the Asset Purchase Agreement in compliance with applicable law; IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies; competitive pressures; and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2000 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 filed with the Securities and Exchange Commission, which factors are incorporated herein by reference. IGI cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as of the date on which such statements are made. IGI disclaims any intention or obligation to update forward-looking statements as a result of developments occurring after the date of this document.

IGI's Web site address is www.askigi.com. References, if any, in this Current Report on Form 8-K and the exhibits hereto, if any, to www.askigi.com any variations thereof or any other uniform resource locator, or URL, are inactive textual references only. The information on our Web site or at any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.

Item 5. Other Events.
        ------------

     On February 6, 2002, IGI, Inc. ("IGI" or the "Registrant") entered into a definitive asset purchase agreement (the "Asset Purchase Agreement") for the sale of substantially all of the assets of its companion pet products division to Vetoquinol U.S.A., Inc. ("Vetoquinol U.S.A."), an affiliate of Vetoquinol, S.A. of Lure, France. IGI's companion pet products division produces and markets products under the names EVSCO Pharmaceuticals, Tomlyn and Luv Em. Under the terms of the Asset Purchase Agreement, IGI will receive at closing cash consideration of $16.7 million. In addition, specified liabilities of IGI's companion pet products division will be assumed by Vetoquinol U.S.A. The cash consideration is subject to certain post-closing adjustments.

     The transaction also contemplates a license by IGI to Vetoquinol U.S.A. of specified rights relating to the patented Novasome(R) microencapsulation technology for use in specified products and product lines in the animal health business, as well as a supply relationship under which IGI will supply to Vetoquinol U.S.A. certain products relating to the patented Novasome(R)microencapsulation technology.

     The closing of the transaction contemplated by the Asset Purchase Agreement is subject to the authorization of IGI's stockholders and other customary closing conditions.

     IGI is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as exhibits hereto:

  .  the Asset Purchase Agreement;

  . the form of Technology Rights Agreement to be entered into pursuant to the Asset Purchase Agreement;

  . the form of Manufacturing and Supply Agreement to be entered into pursuant to the Asset Purchase Agreement; and

  . IGI's press release dated February 7, 2002 announcing, among other things, the Asset Purchase Agreement;


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a)  Financial Statements of Business Acquired.

     None.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

     Exhibit No.        Description
     -----------        -----------

        99.1 Asset Purchase Agreement dated as of February 6, 2002 by and between Vetoquinol U.S.A., Inc. and IGI, Inc., with Vetoquinol, S.A. a party thereto with respect to
                        Article X thereof (the "Asset Purchase Agreement").
        99.2 Form of Technology Rights Agreement to be entered into pursuant to the Asset Purchase Agreement.
        99.3 Form of Manufacturing and Supply Agreement to be entered into pursuant to the Asset Purchase Agreement.
        99.4            Press release dated February 7, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2002             IGI, Inc.

                                   By:    /s/ Domenic N. Golato
                                          ----------------------------------
                                   Name:  Domenic N. Golato
                                   Title: Senior Vice President and Chief
                                          Financial Officer

                                  Exhibit Index

     Exhibit No.        Description
     -----------        -----------

        99.1 Asset Purchase Agreement dated as of February 6, 2002 by and between Vetoquinol U.S.A., Inc. and IGI, Inc., with Vetoquinol, S.A. a party thereto with respect to
                        Article X thereof (the "Asset Purchase Agreement").
        99.2 Form of Technology Rights Agreement to be entered into pursuant to the Asset Purchase Agreement.
        99.3 Form of Manufacturing and Supply Agreement to be entered into pursuant to the Asset Purchase Agreement.
        99.4            Press release dated February 7, 2002.

                                                                    Exhibit 99.1

                            ASSET PURCHASE AGREEMENT

          ASSET PURCHASE AGREEMENT (together with the Annexes, Schedules and Exhibits attached hereto, this "Agreement"), dated as of February 6, 2002 by and between VETOQUINOL U.S.A., Inc., a Delaware corporation (the "Buyer"), and IGI, INC., a Delaware corporation (the "Seller"). Capitalized terms used in this Agreement are defined or otherwise referenced in Section 10.03.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Seller is in the business of the production and marketing of companion pet products (the "Products") such as pharmaceuticals, nutritional supplements and grooming aids and formulations under the names EVSCO Pharmaceuticals, Tomlyn and Luv `Em (collectively, the "Pet Business"); and

          WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, the Purchased Assets, and the Buyer has agreed to assume the Assumed Liabilities, in each case in connection with the Pet Business and upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual representations and warranties and covenants made herein, the Buyer and the Seller, each intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                           PURCHASE AND SALE OF ASSETS
                           ---------------------------

     Section 1.01. Purchase and Sale of Assets.
                   ---------------------------

          (a) At the Closing provided for in Section 2.01, on the terms and subject to the conditions set forth in this Agreement, the Seller shall, or shall cause its Subsidiaries to, sell, convey, transfer, assign and deliver to the Buyer, free and clear of any and all Liens and Encumbrances, and the Buyer shall purchase and acquire from the Seller or its Subsidiaries, as applicable, all of the right, title and interest of the Seller or its Subsidiaries, as applicable, in and to all of the assets used solely in the Pet Business existing on the Closing Date other than the Excluded Assets (collectively, the "Purchased Assets"). The Purchased Assets include the following:

               (i) all inventories solely of the Pet Business including, without limitation, raw materials, work in progress, consigned goods, finished goods, packaging and labels (including, without limitation, any of the foregoing owned by the Seller and held for the benefit of the Seller or its Subsidiaries and in the possession of third party manufacturers, suppliers, dealers or others in transit) (the "Inventory"),

              (ii) except as provided in Section 1.01(b)(ii), all items of personal property used solely in connection with the Pet Business including, without limitation, the personal property set forth on Schedule
                                                                       --------
     1.01(a)(ii);
     -----------

              (iii) except for the Novasome Technology and as provided in
     Section 1.01(b)(i), all past and current product formulations, specifications, processes, trade secrets, inventions for which no patents are pending, industrial rights and technological know-how owned by the Seller or any of its Subsidiaries relating solely to the Products, any of the Purchased Assets, or the Pet Business (excepting the Novasome Technology and as provided in Section 1.01(b)(i), the "Technology") including, but not limited to, those set forth on Schedule 1.01(a)(iii);
                                                       ---------------------

              (iv) to the extent maintained by the Seller or any of its Subsidiaries, all books, records, files and other data of the Seller or any of its Subsidiaries (including those stored electronically) other than Accessible Financial Records, in each case relating solely to any of the Products, the Purchased Assets or the Pet Business, including, but not limited to, customer lists, customer purchasing histories, price lists, distribution lists, supplier lists, inventory reports of raw materials, packaging, goods in process and finished goods, production data, manufacturing and quality control records and procedures, customer complaint and inquiry files, research and development files, records, data and laboratory books, medical reports, files relating to the safety and effectiveness of each of the Products, adverse reaction reports, Product Registrations and regulatory files (including, but not limited to, all correspondence with any Governmental Entity), sales materials and records, strategic plans, internal financial statements, marketing and promotional surveys, material and research, trademark and Intellectual Property files and import and export records; provided that the Seller may maintain and retain copies of all such materials;

              (v) the agreements, personal property leases, contracts, licenses, leases, commitments, understandings, instruments, binding obligations and arrangements (oral or written) (A) set forth (or, in the case of oral contracts a description of the material terms of which are set forth) in Schedule 1.01(a)(v) or (B) that are entered into in the ordinary
               -------------------
     course of the Pet Business between the date hereof and the Closing Date (the "Assumed Contracts");

              (vi) to the extent their transfer is permitted by Applicable Law, all approvals, consents, permits, licenses, registrations, authorizations and clearances of any Governmental Entity including, without limitation, all Product Registrations, FDA approvals, product clearances and any other product registrations issued or granted to the Seller or any of its Subsidiaries relating, in each case, solely to any of the Products, the Purchased Assets or the Pet Business (the "Permits") including, but not limited to, the Permits set forth on Schedule 1.01(a)(vi);
                                          --------------------

              (vii) all current and historical sales and promotional literature and other material of the Seller or any of its Subsidiaries relating solely to the Products, the Purchased Assets or the Pet Business, including, but not limited to, promotional pamphlets and brochures, samples, historical and current television, radio and other media advertising, historical and current print advertising and all artwork relating to sales and promotional literature; provided that the Seller may maintain and retain copies of all such materials;

          (viii) all labels, logo's, graphics and associated artwork, all current and historical packaging, and all litho screens, master silk screens, printing plates and associated tooling and material, in each case owned by the Seller or any of its Subsidiaries and relating solely to the Products, the Purchased Assets or the Pet Business including, but not limited to, those set forth on Schedule 1.01(a)(viii); provided that the
                                    ----------------------
     Seller may maintain and retain copies of all such materials;

          (ix) except as set forth in Section 1.01(b)(i), all rights of the Seller in all Intellectual Property relating solely to any of the Products, the Purchased Assets or the Pet Business, including the goodwill associated therewith, and the Seller's or its Subsidiaries' right to sue for, and remedies against, past, present or future infringements thereof, and rights of priority and protection of interest therein;

          (x) all accounts receivable of the Seller or any of its Subsidiaries as of the Closing Date relating solely to the Pet Business (whether or not invoices have been issued), and any and all insurance policies and letters of credit relating to the payment thereof or to customer credit;

          (xi) all "other receivables" of the Seller or any of its Subsidiaries as of the Closing Date relating solely to the Pet Business, which shall include refunds, credits, allowances, rebates and other debt items owing by suppliers, vendors and others furnishing goods or providing services to the Pet Business;

          (xii) all prepaid expenses, advances or deposits with or paid to third parties of the Seller or any of its Subsidiaries relating solely to the Pet Business;

          (xiii) all goodwill of the Seller and its Affiliates relating solely to the Pet Business;

          (xiv) the domain names "Tomlyn.com" and "EvscoPharm.com", and the content at the domain names and Internet web sites set forth on Schedule
                                                                     --------
     3.11(a) of the Disclosure Schedule to the extent such content relates
     -------
     solely to any of the Products, the Purchased Assets or the Pet Business;

          (xv) except as provided in Section 1.01(b)(vi), all claims, causes of action, judgments, indemnity or other rights that were or could have been instituted by the Seller or any of its Subsidiaries against any third party (collectively, "Claims"), arising solely out of or relating solely to
     (A) any of the Purchased Assets arising before, on or after the Closing or
     (B) the conduct of the Pet Business as conducted before, on and after the Closing; and

              (xvi) except for the Novasome Technology, all Products of the Pet Business manufactured, packaged, marketed, sold or otherwise distributed on or prior to the Closing Date and owned by the Pet Business on the Closing Date, including any Discontinued Products so owned on the Closing Date, including those listed in Schedule 1.01(a)(xvi).
                               ---------------------

          (b) Notwithstanding anything in this Agreement to the contrary, specifically excluded from the Purchased Assets are the right, title and interest of the Seller, or any of its Subsidiaries, in or to any of following (collectively, the "Excluded Assets"):

              (i) except to the extent incorporated in the Inventory as of the Closing Date and as provided in the Technology Rights Agreement, all right, title and interest of the Seller or any of its Subsidiaries in or to the Novasome Technology and any and all books, records, files and other data of the Seller or any of its Subsidiaries (including those stored electronically), relating to the Novasome Technology;

              (ii) all manufacturing equipment (the "Manufacturing Equipment") and racking and any Hazardous Substance stored in conjunction with the Pet Business located at Seller's facility (the "Plant") at 701-711 Harding Road, Buena, New Jersey including the items set forth in Schedule
                                                              --------
     1.01(b)(ii), except for such Manufacturing Equipment as is covered by the
     -----------
     Assumed Contracts;

              (iii) all right, title and interest of the Seller or any of its Subsidiaries in or to any real property, including but not limited to the Plant, other than to the extent set forth in the Transition Services Agreement, if any;

              (iv) all cash, short term investments and cash equivalents held by the Seller or any of its Subsidiaries;

              (v) all agreements, contracts, leases, licenses, commitments, understandings, instruments or any other binding obligation or arrangement (oral or written) to which the Seller or any of its Subsidiaries is a party or by which any of the Purchased Assets is bound or subject or which relates in any manner to the Pet Business and, which in each case, is not an Assumed Contract (except those relating to the Permits that the Buyer specifically assumes);

              (vi) all insurance policies of the Seller or any of its Subsidiaries and any rights thereunder;

              (vii) all books, records, files and data (including those stored electronically) of the Seller or any of its Subsidiaries (A) not relating solely to any of the Products, the Purchased Assets or the Pet Business, or
     (B) prepared in connection with this Agreement or the other Transaction Agreements or the transactions contemplated hereby and thereby (including all minute books and corporate records of the Seller and its Subsidiaries);

                  (viii) all claims, causes of action, judgments, indemnity or other rights arising out of or relating to any of the Excluded Assets or Retained Liabilities;

                  (ix) all refunds, credits or overpayments with respect to Taxes;

                  (x) all rights of the Seller and any of its Subsidiaries arising under this Agreement or the other Transaction Agreements or the transactions contemplated hereby and thereby;

                  (xi) any domain name other than "Tomlyn.com" and "EvscoPharm.com", and any Internet web site other than those set forth on Schedule 3.11(a);

                  (xii) the corporate name of the Seller, any derivations thereof and any trademarks, service marks, logo's, artwork or other marks related thereto;

                  (xiii)  those assets set forth on Schedule 1.01(b)(xiii);
                                                    ---------------------

                  (xiv)   the Accessible Financial Records; and

                  (xv) any asset, property, right, contract or other agreement that is not included within the Purchased Assets.

          Section 1.02.   Purchase Price.
                          --------------
          (a) In consideration of the sale, conveyance, transfer, assignment and delivery of the Purchased Assets by the Seller or its Subsidiaries, as applicable, pursuant to Section 1.01(a), the Buyer agrees to
(i) pay to the Seller in accordance with Section 1.03, US $16,700,000 (Sixteen Million Seven Hundred Thousand Dollars) in the aggregate (subject to the adjustments, if any, contemplated by Section 1.06, the "Purchase Price") in cash at Closing, and (ii) undertake, assume and agree to perform, and otherwise pay, satisfy and discharge the following liabilities, obligations, claims, demands, expenses, damages or responsibilities, if any, of any of the Seller or its Subsidiaries whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due (the "Assumed Liabilities") and no others:

                  (i) All Current Liabilities reflected on the Final Statement of Working Capital;

                  (ii) all liabilities and obligations of the Seller or any of its Subsidiaries under the Assumed Contracts to the extent included in the Purchased Assets and which are either Current Liabilities reflected on the Final Statement of Working Capital or which arise and relate to any period on or after the Closing; and

                  (iii) all obligations for the repair, replacement or return of Products manufactured or sold in the ordinary course of the Pet Business prior to the Closing Date;

                  (iv)    those liabilities and obligations set forth on
       Schedule 1.02(a)(iv);
       -------------------

                  (v) (A) during each twelve-month period beginning on each of the Closing Date and the first anniversary date thereof (each a "Products Liability Period"), those liabilities and obligations relating to products liability claims made during such Products Liability Period and relating to Products sold in the ordinary course of the Pet Business prior to the Closing Date (the "Products Liability Claims"), to the extent the aggregate amount of such liabilities and obligations in such Products Liability Period exceeds Two Million Dollars (net of any liability or obligation assumed under subsection (B) hereof in such Products Liability Period), but only to the extent of such excess; (B) during any Products Liability Period, those liabilities and obligations relating to Products Liability Claims made during such Products Liability Period for which the Seller is not entitled to any insurance recovery because of a deductible in any policy providing insurance coverage for Products Liability Claims, provided that the maximum liability of the Buyer under this sub-section (B) with respect to any Products Liability Claim shall not exceed $25,000; (C) with respect to any period after the second Products Liability Period, all liabilities and obligations relating to any Products Liability Claims made during such period; and
       (D) any and all liabilities and obligations for products liability claims made at any time relating to Products manufactured but not sold in the ordinary course of the Pet Business prior to the Closing Date.

                  (vi) all liabilities and obligations relating solely to the Products, the Purchased Assets or the Pet Business, in each case to the extent arising out of and relating to any period on and after the Closing Date and not otherwise included in the Retained Liabilities other than those with respect to which the Buyer is entitled to indemnification pursuant to Section 9.01(a)(iii), (iv) or (v); and

                  (vii) liabilities, debts, obligations and claims (other than those relating to Taxes, Indebtedness, violations of Applicable Laws, including Environmental Laws, the Excluded Assets, the Retained Liabilities or the Assumed Liabilities set forth in the preceding clauses
       (i)-(vi)) which do not exceed $100,000 in the aggregate.

          (b) On the terms and subject to the conditions set forth in this Agreement, the Bill of Sale and the Instrument of Assignment and Assumption, at the Closing, the Seller or its Subsidiaries shall assign to the Buyer all of their rights under the Assumed Contracts and the Permits and all of their obligations under the Assumed Contracts and the Permits, in each case to the extent such obligations arise on or after the Closing, and the Buyer shall accept the assignment of all of the Seller's or its Subsidiaries' rights thereunder and shall assume all of the Seller's or its Subsidiaries' obligations thereunder, to the extent such obligations arise on or after the Closing; provided, however, that the Seller or its Subsidiaries shall assign such rights and obligations only to the extent that such rights and obligations are assignable under such Assumed Contracts and Permits and Applicable Law, and no action hereunder shall constitute an assignment thereof, except to such extent and provided, further, that to the extent the consent of any Person to the assignment, or notice to a third party of the assignment, is required pursuant to the terms of such Assumed Contract, Permit or Applicable Law, no assignment or attempted assignment will be deemed to have been effected by the provisions of this Agreement without such consent or notice or waiver thereof. To the extent that such an Assumed Contract or Permit and Applicable Law permit such an assignment and the notice to or consent of any Person is required, the Seller or its Subsidiaries shall use commercially reasonable efforts to deliver to, and obtain from, the applicable Person the required consent or notice in accordance with the terms and conditions of the applicable Assumed Contract or Permit and of Applicable Law, and shall use commercially reasonable efforts to obtain any such required consents, upon terms substantially similar to those enjoyed by the Seller or its Subsidiaries under such Assumed Contract or Permit, prior to the Closing Date. To the extent that Applicable Law does not permit the Seller or its Subsidiaries to assign any Assumed Contract that would otherwise constitute a Purchased Asset, the Seller or its Subsidiary that is a party to such Contract shall (i) provide to the Buyer, at the request of the Buyer, the benefits of any such Contract, and (ii) enforce and perform, at the request and reasonable expense of the Buyer and to the extent commercially reasonable, for the account of the Buyer, any rights or obligations of the Seller or its Subsidiaries arising from any such Contract against or in respect of any third party, including the right to elect to terminate any Contract in accordance with the terms thereof upon the advice of the Buyer, or otherwise enter into with the Buyer such other reasonable arrangements sufficient to provide equivalent benefits and burdens to the Buyer; provided that the Buyer shall reimburse the Seller or its Subsidiaries for reasonable out-of-pocket expenses incurred by the Seller or its Subsidiaries in connection with entering into any such other arrangement. The Buyer shall, to the extent permitted by Applicable Law, perform and fulfill on a subcontractor basis or otherwise the obligations of the Seller and its Subsidiaries pursuant to the preceding sentence.

          (c) Notwithstanding anything in this Agreement to the contrary, the Buyer shall not assume, and the Seller shall be responsible for the payment, satisfaction, performance and discharge of all liabilities, obligations, claims, demands, expenses, damages or responsibilities of the Seller or any of its Subsidiaries other than the Assumed Liabilities, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due (collectively, the "Retained Liabilities").

          Section 1.03.   Payment of Purchase Price. At the Closing, the Buyer
                          -------------------------
shall deliver to the Seller US $16,700,000 (Sixteen Million Seven Hundred Thousand Dollars) (the "Closing Payment") in immediately available funds by wire transfer to an account or accounts designated by the Seller.

          Section 1.04.   Allocation of Purchase Price. Promptly following the
                          ----------------------------
Closing, the amount of the Purchase Price plus all Assumed Liabilities shall be allocated by the parties in accordance with Section 1060 of the Code. Neither the Seller nor the Buyer shall take any position on any return, declaration, report or information return or statement relating to Taxes inconsistent with such allocation, unless so required by Applicable Law or as a result of the application of Section 1.06(g). Notwithstanding any other provision of this
               --------------
Agreement, the agreement reached by the Seller and the Buyer pursuant to this
Section 1.04 shall survive indefinitely.

          Section 1.05.   Further Assurances.
                          ------------------

          (a) At the Closing and from time to time after the Closing, at the reasonable request of the Buyer and without further consideration, the Seller shall promptly execute and deliver, or cause its Subsidiaries to promptly execute and deliver, to the Buyer such agreements, certificates and other instruments of sale, conveyance, assignment and transfer, and take such other action, as may be reasonably requested by the Buyer (i) more effectively to sell, convey, assign and transfer to and vest in the Buyer (or to put the Buyer in possession of) any of the

Purchased Assets or (ii) to assist the Buyer in registering the Buyer's rights in the Intellectual Property with the appropriate Governmental Entities in any jurisdiction as may be requested by the Buyer. In addition, at the Closing and from time to time after the Closing, at the reasonable request of the Buyer and without further consideration, the Seller shall take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the Buyer in doing, all things necessary, proper or advisable in connection with the preparation and filing with the appropriate Governmental Entities of all documents required to be prepared and filed in connection with the transfer of the Permits and the Product Registrations to the Buyer pursuant to this Agreement.

           (b) Notwithstanding anything in this Agreement to the contrary, but subject to the final sentence of Section 1.05(a), neither the Seller nor any of its Affiliates shall be responsible for or obligated to undertake the provision of any notice or other correspondence, the submission of any application, form, listing registration or any amendment, modification or supplement thereto or the taking of any action by the Buyer, the Parent or any of their respective Affiliates necessary, proper or advisable for the Buyer to make use or enjoy the benefits, privileges and rights associated with, or to own, the Purchased Assets, including without limitation, the Products and the Permits, nor shall any of the Seller or its Affiliates be liable for any failure by the Buyer, the Parent or any of their respective Affiliates to so provide, submit or otherwise act or for any consequences associated with any failure to so provide, submit or otherwise act.

           Section 1.06.  Post Closing Adjustment.
                          -----------------------

           (a)    Preliminary Statement of Working Capital. On or prior to the
                  ----------------------------------------
date which is ninety (90) days after the Closing Date, the Seller shall cause its independent accountants, KPMG LLP, to prepare a statement (which shall have been prepared pursuant to audit-like procedures) of the items comprising the Net Working Capital of the Pet Business (the "Preliminary Statement of Working Capital") setting forth (i) the Current Assets and Current Liabilities of the Pet Business and (ii) the Net Working Capital of the Pet Business, in each case as of 11:59 p.m. (Eastern Time) on the date immediately preceding the Closing Date. For purposes of this Agreement, (A) "Current Assets" shall mean the current assets of the Pet Business that are included in the Purchased Assets, as determined in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP") (consistently applied with the preparation of the Unaudited Financial Statements, except as set forth on Schedule 1.06(a))
                                                       ---------------
including the aggregate of Inventory (net of reserves) and accounts receivable (net of reserves) and (B) "Current Liabilities" shall mean the current liabilities of the Pet Business other than Retained Liabilities, as determined in accordance with U.S. GAAP (consistently applied with the preparation of the Unaudited Financial Statements, except as set forth on Schedule 1.06(a))
                                                       ---------------
including accounts payable and accrued payroll and other accrued expenses, and
(C) "Net Working Capital" shall mean Current Assets minus Current Liabilities. The Preliminary Statement of Working Capital shall be prepared in accordance with U.S. GAAP applied on a basis consistent with those applied by the Seller in connection with the Pet Business prior to the Closing Date (except as set forth on Schedule 1.06(a)) and shall reflect the results of the physical inventory
   ---------------
count to be performed by or on behalf of the Buyer within seven (7) Business Days after the Closing Date. The parties acknowledge and agree that for purposes of determining Net Working Capital, (i) the cost of inbound freight and outbound freight shall be included in

Inventory, (ii) overhead costs are calculated based upon the number of units sold, rather than the number of units produced, consistent with the Seller's past practice since January 1, 2002 and (iii) the percentage of the amount of reserves for Inventory (such percentage to be computed by comparing the dollar amount of Inventory reserves to the dollar amount of Inventory) shall be at least 95% of the amount of the percentage of the amount of such Inventory reserves on the Reference Balance Sheet (such percentage to be computed by comparing the dollar amount of the Inventory reserves to the dollar amount of Inventory on the Reference Balance Sheet), but determined without regard to reserves for items fully reserved for on the Reference Balance Sheet that are not included in Current Assets on the Preliminary Statement of Working Capital.

          (b) Review of Preliminary Statement of Working Capital. On or prior to
              --------------------------------------------------
the date on which the Preliminary Statement of Working Capital is due (as contemplated by Section 1.06(a)), the Seller shall deliver to the Buyer the Preliminary Statement of Working Capital. The Buyer and its independent accountants, Grant Thornton LLP ("Buyer's Accountants"), may review the Preliminary Statement of Working Capital and in such review may make inquiry of the Seller and with prior notice to the Seller, its representatives, including KPMG LLP. The Seller will make available to the Buyer and to the Buyer's Accountants and their respective representatives, all books and records owned by the Seller relating to the Preliminary Statement of Working Capital reasonably necessary in connection with their review thereof (excluding the work papers of KPMG LLP to the extent not permitted by KPMG LLP). All such books and records and the contents thereof shall be deemed to be Confidential Material for purposes of the Confidentiality Agreement. The Preliminary Statement of Working Capital shall be binding and conclusive upon, and deemed accepted by, the Buyer unless the Buyer shall have notified the Seller in writing of any objections thereto consistent with the provisions of this Section 1.06 within forty-five
                                               ------------
(45) days after the Buyer's receipt thereof, which notice shall specify in reasonable detail each item on the Preliminary Statement of Working Capital that the Seller disputes and the basis for such dispute (such written notice, an "Objection Notice"). All items in the Preliminary Statement of Working Capital not disputed in the Objection Notice in the manner described in the preceding sentence shall be deemed binding and conclusive and accepted by the Buyer.

          (c) Disputes. Disputes between the Buyer and the Seller relating to
              --------
the Preliminary Statement of Working Capital that cannot be resolved by the Buyer and the Seller within sixty (60) days after receipt by the Seller of the Objection Notice may be referred thereafter for a written decision at the request of either the Buyer or the Seller to a single partner of Deloitte & Touche LLP or at such other accounting firm as may be agreed to by both the Buyer and the Seller (the "Arbiter"). Promptly, but no later than ninety (90) days after its acceptance of its appointment as Arbiter, such Arbiter shall determine, based on presentations by the Buyer and the Seller, and, to the extent the Arbiter deems necessary, by independent review, those items in dispute on the Preliminary Statement of Working Capital and shall render a written report as to the resolution of each dispute and the resulting calculation of the Final Statement of Working Capital. The Arbiter shall have exclusive jurisdiction over, and resort to the Arbiter as provided in this
Section 1.06(c) shall be the sole recourse and remedy of the parties against one another or any other Person with respect to, any disputes arising out of or relating to the Preliminary Statement of Working Capital; and the Arbiter's determination shall be conclusive and binding on all of the parties hereto and shall be enforceable in a court of law.

The Arbiter shall have the authority to determine only that an item in dispute on the Preliminary Statement of Working Capital shall be different from that set forth in the Preliminary Statement of Working Capital to the extent (i) that, except to the extent provided in Schedule 1.06(a), (A) the item was not prepared
                                 ----------------
or included in accordance with U.S. GAAP, or (B) if the item was prepared or included in accordance with U.S. GAAP, that U.S. GAAP was not applied on a basis consistent with that applied by the Seller in connection with the preparation of the Reference Balance Sheet, or (ii) that the item shall not comply with the final sentence of Section 1.06(a) (in the case of which, the Arbiter shall make a determination with respect to such item solely as provided in such final sentence). The fees of the Arbiter shall be borne fifty percent (50%) by the Seller and fifty percent (50%) by the Buyer.

          (d) Final Statement of Working Capital. The Preliminary Statement of
              ----------------------------------
Working Capital shall become final and binding upon the parties hereto upon the earliest of (i) the failure by the Buyer to object thereto within the period permitted under, and otherwise in accordance with the requirements of, Section 1.06(b), (ii) the written agreement between the Buyer and the Seller with respect thereto and (iii) the decision by the Arbiter with respect to disputes under Section 1.06(c). The Preliminary Statement of Working Capital, as adjusted pursuant to the written agreement of the parties hereto or the decision of the Arbiter, when final and binding, is referred to herein as the "Final Statement of Working Capital".

          (e) Adjustments to Purchase Price. As soon as practicable (but not
              -----------------------------
more than five (5) Business Days) after the determination of the Final Statement of Working Capital in accordance with this Section 1.06:

               (i) subject to Section 1.06(f), there shall be an immediate downward adjustment in the Purchase Price equal to the excess, if any, of
     (A) $3,174,000 over (B) the Net Working Capital of the Pet Business as set forth on the Final Statement of Working Capital, in which case the Seller shall immediately pay to the Buyer in United States Dollars an amount equal to such adjustment in immediately available funds by wire transfer to an account or accounts designated by the Buyer;

               (ii) subject to Section 1.06(f), there shall be an immediate upward adjustment to the Purchase Price equal to the excess, if any, of (A) the Net Working Capital of the Pet Business as set forth on the Final Statement of Working Capital over (B) $3,174,000 in which case the Buyer shall immediately pay to the Seller in United States Dollars an amount equal to such adjustment in immediately available funds by wire transfer to an account or accounts designated by the Seller.

          (f) Minimum Adjustment. Any adjustment to Purchase Price provided for
              ------------------
in this section is hereinafter referred to as the "Purchase Price Adjustment". Notwithstanding the foregoing in Section 1.06(e), no Purchase Price Adjustment shall be made by either party unless the amount of such Purchase Price Adjustment is equal to or greater than $75,000 and then only to the extent of such excess.

          (g) Allocation of Adjustment to Purchase Price. The Buyer and the
              ------------------------------------------
Seller shall agree as to the adjustment to the allocation determined in accordance with Section 1.04 occasioned by any adjustment to the Purchase Price pursuant to this Section
1.06. Subject to the foregoing, for purposes of such adjustment to the allocation (i) any adjustment to the value of any Purchased Asset pursuant to this Section 1.06 shall give rise to a corresponding adjustment to the allocation to such asset and (ii) any adjustment to the amount of any Assumed Liability shall give rise to a corresponding adjustment to the allocation to the goodwill of the Pet Business.

                                   ARTICLE II

                                     CLOSING
                                     -------

          Section 2.01. Closing, Date. The closing of the transaction
                        -------------
contemplated hereby (the "Closing") shall take place at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts, as soon as practicable, but in no event later than five (5) Business Days after satisfaction (or waiver) of the conditions set forth in Article VII (except for the conditions which by their terms are to be satisfied at or immediately prior to the Closing) or such other time or date as the Buyer and the Seller agree in writing. The time and date upon which the Closing occurs is herein referred to as the "Closing Date". The Closing shall be deemed effective as of the opening of business on the Closing Date.

          Section 2.02. Instruments of Conveyance, Transfer, Assumption, Etc.
                        -----------------------------------------------------

          (a) The Seller shall execute and deliver, or cause its Subsidiaries, mortgagees or lessees, as appropriate, to execute and deliver, to the Buyer at the Closing:

               (i) the Bill of Sale, the Assignment of Trademarks and such other instruments of conveyance as the Buyer may reasonably request in order to effect the sale of the Purchased Assets contemplated hereby;

               (ii)  a receipt for the Purchase Price;

               (iii) the Technology Rights Agreement;

               (iv)  the Supply Agreement;

               (v) an affidavit, sworn to under penalty of perjury, setting forth Seller's name, address and federal tax identification number and stating that the Seller is not a "foreign person" within the meaning of
     Section 1445 of the Internal Revenue Code of 1986, as amended, and the decisions, regulations and rulings pertaining thereto (the "Code");

               (vi) such other documents and certificates as may be required to evidence the Seller's or its Subsidiaries' authority, and the authority of the person or persons executing documents on behalf of the Seller or its Subsidiaries, to consummate the transactions contemplated by this Agreement;

               (vii) a certificate of the Secretary of the Seller and each of its Subsidiaries certifying that the resolutions adopted by the Seller's or its Subsidiaries' Board of Directors attached thereto were duly and validly adopted and are in full force and effect;

               (viii) a certificate of the Secretary of each of the Seller and its Subsidiaries as to the incumbency of certain of such Seller's or Subsidiaries' officers and certifying that the copies the Seller's or its Subsidiaries' Charter and bylaws attached thereto are true and correct;

               (ix) each of the certificates and other documents contemplated by Section 7.02 hereof; and

               (x) such other agreements, certificates and other instruments required to be delivered by the Seller or its Subsidiaries under this Agreement or any of the other Transaction Agreements or as the Buyer or its counsel may reasonably request to consummate the transactions contemplated by this Agreement or the other Transaction Agreements.

          (b) The Buyer shall execute and deliver to the Seller at the Closing:

               (i) by wire transfer in immediately available funds to the account or accounts designated by the Seller, the Closing Payment;

               (ii) the Instrument of Assignment and Assumption and such other instruments as the Seller may reasonably request in order to effect the assumption by the Buyer of the Assumed Liabilities;

               (iii) a receipt for the Bill of Sale and the other instruments of conveyance described in Section 2.02(i);

               (iv)   the Technology Rights Agreement;

               (v)    the Supply Agreement;

               (vi) a certificate of the Secretary of each of the Buyer and the Parent certifying that the resolutions adopted by the Buyer's and the Parent's Boards of Directors attached thereto were duly and validly adopted and are in full force and effect;

               (vii) a certificate of the Secretary of each of the Buyer and the Parent as to the incumbency of certain officers of the Buyer and the Parent certifying that the copies of the Buyer's and the Parent's Charter and bylaws, as the case may be, attached thereto are true and correct;

               (viii) each of the certificates and other documents contemplated by Section 7.03 hereof, and

             (ix) such other agreements, certificates and other instruments required to be delivered by the Buyer under this Agreement or any of the other Transaction Agreements, or as the Seller or its counsel may reasonably request to carry out the purpose of this Agreement or the other Transaction Agreements.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                  --------------------------------------------

          The Seller represents and warrants to the Buyer that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedule provided by the Seller to the Buyer on the date hereof (the "Disclosure Schedules"). The disclosures in any section, subsection, schedule or subschedule of the Disclosure Schedule shall (notwithstanding any specific schedule references in this Article III) qualify and apply to any and all other sections, subsections, schedules and subschedules of the Disclosure Schedule, unless a reasonable person would determine that the disclosure contained in such section, subsection, schedule or subschedule could not qualify or apply to any such other sections, subsections, schedules and subschedules of the Disclosure Schedule. For purposes of this Agreement, the phrase "to the knowledge of the Seller", "a matter of the Seller's knowledge" or any phrase of similar import shall refer to the actual knowledge of John Ambrose, Domenic Golato, Howard Kimball or Richard Mixon, after review of this Article III and the Disclosure Schedules and, as to each such person, such records relating to the Pet Business as he maintains or reviews in the normal course of his duties as an employee of the Seller or any of its Subsidiaries.

          Section 3.01. Organization, Standing and Power. The Seller and each of
                        --------------------------------
its Subsidiaries conducting operations in the Pet Business is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized (which jurisdiction is listed opposite the Seller's or its Subsidiaries' name on Schedule 3.01 of the Disclosure Schedules) and has full
                      -------------
corporate power and authority to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted.
Schedule 3.01 contains a complete list of all Subsidiaries conducting operations in the Pet Business and the address of all principal executive offices maintained by the Seller and its Subsidiaries during the last five (5) years.

          Section 3.02. Authority, Execution and Delivery; Enforceability.
                        -------------------------------------------------
Except for the approval by the Required Stockholder Vote of the Seller's stockholders of the sale of assets contemplated by this Agreement, (a) the Seller and each of its Subsidiaries has all requisite corporate power and authority to execute this Agreement and each of the other Transaction Agreements to which the Seller and/or its Subsidiaries is (or will be) a party, and to consummate the transactions contemplated hereby and thereby, (b) the execution and delivery by the Seller of this Agreement and the execution by the Seller and/or its Subsidiaries of each of the other Transaction Agreements to which the Seller and/or its Subsidiaries are (or will be) a party, and the consummation by the Seller and each such Subsidiary of the transactions contemplated hereby and thereby, has been duly authorized by all necessary corporate action on the part of the Seller and each such Subsidiary, (c) the Seller has duly executed and delivered this Agreement, and (d) this Agreement and the other Transaction Agreements constitute or will constitute, as the case may be, valid and binding obligations of the Seller and/or its Subsidiaries, enforceable against the Seller and/or its Subsidiaries in accordance with their respective terms.

          Section 3.03. No Conflicts; Consents. Except as set forth in Schedule
                        ----------------------                         --------
3.03 of the Disclosure Schedules, the execution and delivery by the Seller of
----
this Agreement, and by the Seller and each of its Subsidiaries of each of the other Transaction Agreements to which the Seller or each such Subsidiary is (or will be) a party, does not, and the consummation of any transaction and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Lien or Encumbrance upon any of the Purchased Assets under, any provision of (i) the Seller's or any of its Subsidiaries' Charter or bylaws, (ii) any material Assumed Contract or material contract, lease, license, indenture, mortgage, note, bond, agreement, permit, concession, franchise or other instrument to which any of the Purchased Assets is bound or (iii) except to the extent it would not individually or in the aggregate have a Material Adverse Effect on the Pet Business as conducted by the Seller on the date hereof, (A) any judgment, order, injunction, award, decree or writ ("Judgment"), (B) any federal, state, local or foreign statute, law (including, common law), code, ordinance, rule or regulation enacted, adopted, issued or promulgated by any Governmental Entity ("Applicable Law") applicable to the Seller or any of its Subsidiaries, the Pet Business or any of the Purchased Assets or (C) any written request of any Governmental Entity. Except to the extent it would not individually or in the aggregate have a Material Adverse Effect on the Pet Business as conducted by the Seller on the date hereof, no consent, approval, license, permit, order or authorization ("Consent") of, or registration, declaration or filing with, or notice to ("Filing"), any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, including, without limitation, the FDA (a "Governmental Entity") or any Person party to any Assumed Contract or other issuer of any Permit, is required to be obtained or made by or with respect to the Seller or any of its Subsidiaries in connection with the execution, delivery and performance of any transaction contemplated by this Agreement or any other Transaction Agreements.

          Section 3.04. Financial Statements; Undisclosed Liabilities.
                        ---------------------------------------------

          (a) Footnotes 17, 17 and 19 of the Financial Statements for the fiscal years ended December 31, 1998, 1999 and 2000, respectively, fairly present in accordance with U.S. GAAP consistently applied throughout the periods indicated (and when reviewed as a part of, and with reference to, the Financial Statements), the revenues, operating profit (loss), depreciation and amortization, identifiable assets and capital expenditures of the Pet Business for the periods then ended.

          (b) Set forth on Schedule 3.04 of the Disclosure Schedules are the following additional financial statements of the Seller (the "Unaudited Financial Statements"): (i) unaudited statement of profit and loss of the Pet Business for the fiscal years ended

December 31, 1998, 1999 and 2000, (ii) unaudited statement of profit and loss of the Pet Business for the 11 months ended November 30, 2001, (iii) unaudited balance sheet of the Pet Business at December 31, 2000 and (iv) unaudited balance sheet (the "Reference Balance Sheet") of the Pet Business at November 30, 2001. The Unaudited Financial Statements were prepared from the accounting books and records of Seller and Seller's Subsidiaries used as a basis for the preparation of Seller's consolidated financial statements and present fairly in all material respects the net revenues, cost of goods sold, total cost of sales, gross profit, selling and marketing expenses, operating profit (loss), and income (loss) from continuous operations and, in the case of the Reference Balance Sheet, the Current Assets and Current Liabilities, of the Pet Business at the respective dates set forth therein, in each case in accordance with U.S. GAAP consistently applied, except as set forth in Schedule 3.04, as disclosed therein and as may be customary in the presentation of interim financial statements and segment reporting (including, without limitation, the absence of footnotes and being subject to year end adjustment). The reserve for accounts receivable set forth in the Reference Balance Sheet includes a reserve for product returns at November 30, 2001 and such reserve for product returns was prepared in accordance with U.S. GAAP consistently applied.

          (c) There are no liabilities, debts, obligations or claims relating to the Pet Business absolute or contingent, except (i) as and to the extent reflected or reserved against of any nature, on the Reference Balance Sheet;
(ii) as to and to the extent set forth in the Disclosure Schedule and which a reasonable person would determine could apply to this paragraph; (iii) incurred since the date of the Reference Balance Sheet in the ordinary course of business consistent with prior practice; (iv) open purchase or sales orders or agreements for delivery of goods and services in the ordinary course of business consistent with prior practice, provided that, as of the Closing Date, neither the Seller nor any Subsidiary shall be in default thereunder; (v) liabilities, debts, obligations and claims (other than those relating to Taxes, Indebtedness, violations of Applicable Laws, including Environmental Laws, the Excluded Assets or the Retained Liabilities) which do not exceed $100,000 in the aggregate; and
(vi) under the Assumed Contracts.

          Section 3.05. Absence of Certain Changes or Events. Since November 30,
                        ------------------------------------
2001 there has not been any:

          (a) Material Adverse Effect;

          (b) except as set forth in Schedule 3.05(b) of the Disclosure
                                     ----------------
Schedules, change in accounting methods, principles or practices by the Seller or any of its Subsidiaries (other than pursuant to a change in U.S. GAAP or a statement of any appropriate accounting authority) materially affecting the Purchased Assets, liabilities or results of operations of the Pet Business;

          (c) waiver by the Seller or any of its Subsidiaries of any material right under any Assumed Contract or any Permit;

          (d) sale, lease, license or other disposition of, or subjecting to any Lien or Encumbrance of any material Intellectual Property or, except in the ordinary course of business consistent with past practice, any material sale, lease, license or other disposition of, or subjecting to any Lien or Encumbrance any other Purchased Assets;

          (e) acquisition or agreement to acquire any assets for use in connection with the Pet Business that are material, individually or in the aggregate, to the Pet Business, except purchases of Inventory or other assets in the ordinary course of business consistent with past practice;

          (f) (i) waiver by the Seller or any of its Subsidiaries of any material claims or rights related to the Pet Business and included in the Purchased Assets or (ii) waiver of any material benefits of, or agreement to modify in any material manner, any confidentiality, standstill or similar agreement to which the Seller or any its Subsidiaries is a party and relating to any of the Products, the Purchased Assets or the Pet Business;

          (g) termination (other than by lapse of time) or failure to renew any material Assumed Contract, or termination or failure to renew, or receipt of any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any material Permit; or

          (h) any damage, destruction or loss, whether or not covered by insurance, adversely affecting, either in any case or in the aggregate, any Purchased Asset or the Pet Business which had, individually or in the aggregate, a Material Adverse Effect.

          Section 3.06. Taxes. Except as set forth in Schedule 3.06 of the
                        -----                         -------------
Disclosure Schedules,

          (a) For purposes of this Agreement, (i) "Tax" or "Taxes" shall mean all federal, state, local, provincial and foreign taxes and similar assessments, including all interest, penalties and additions imposed with respect to such amounts; (ii) "Pre-Closing Tax Period" shall mean all taxable periods ending on or before the Closing Date and the portion of any taxable period prior to the Closing Date of any taxable period that includes (but does not end on) the Closing Date and (iii) "Returns" shall mean returns, reports or forms, including information returns filed or required to be filed with a taxing authority.

          (b) The Seller or its Subsidiaries has timely paid or accrued or has caused to be timely paid or accrued all Taxes relating to the Pet Business and each of the Purchased Assets shown to be due on any Tax Return. No Tax Liens have been filed and remain outstanding with respect to the Pet Business or any of the Purchased Assets, and no claims are being asserted in a writing received by the Seller or any its Subsidiaries with respect to any such Taxes.

          (c) Neither the Seller nor any of its Subsidiaries is bound by any agreement with respect to Taxes relating to the Pet Business or any of the Purchased Assets.

          (d) During the immediately preceding three (3) full years, with respect to the Pet Business and the Purchased Assets, there have not been (i) any Tax audits of the Seller by any Tax authority and, to the knowledge of the Seller, the Seller has not received any notice that any such audit will be commenced or (ii) any rulings by any Tax authority requested by or issued to the Seller.

          Section 3.07. Workers' Injuries. Except as set forth in Schedule 3.07
                        -----------------                         -------------
of the Disclosure Schedules, there has not been during the past three (3) years, any actual or, to the knowledge of the Seller, threatened claims in writing of Transferred Employees for compensation for any material injury, disability or illness arising out of or relating to their employment by the Seller or any its Subsidiaries in connection with the Pet Business.

          Section 3.08. Litigation. There is (i) no material outstanding
                        ----------
Judgment of any Governmental Entity against the Seller or any of its Subsidiaries relating to the Pet Business or any of the Purchased Assets, (ii) no suit, action, claim, dispute or legal, governmental, administrative, arbitration or regulatory proceeding ("Proceeding") pending or, to the knowledge of the Seller, threatened in writing against the Seller or any of its Subsidiaries relating to the Pet Business or any of the Purchased Assets, and
(iii) no investigation by any Governmental Entity pending or, to the knowledge of the Seller, threatened in writing against the Seller or any of its Subsidiaries relating to the Pet Business or any of the Purchased Assets. None of the items set forth in Schedule 3.08 of the Disclosure Schedules, if
                          -------------
adversely determined against the Seller or any or its Subsidiaries, would be material to the Pet Business or any of the Purchased Assets or adversely affect the ability of the Seller or any its Subsidiaries to consummate the transactions contemplated by this Agreement or any of the other Transaction Agreements.

          Section 3.09. Compliance with Applicable Laws. Except as set forth in
                        -------------------------------
Schedule 3.09 of the Disclosure Schedules, to the Seller's knowledge, the Pet
-------------
Business is (and during the past three (3) years has been) conducted in material compliance with all Applicable Laws. Neither the Seller nor any of its Subsidiaries has received any written communication during the past three (3) years from a Governmental Entity that alleges that the Pet Business is not conducted in material compliance with any Applicable Law. This Section 3.09 does not relate to matters with respect to Taxes or Environmental Laws.

          Section 3.10. Environmental Matters.
                        ---------------------

          (a) Except as set forth on Schedule 3.10:
                                             ---

              (i) to the best of Seller's knowledge, neither the Seller nor any of its Subsidiaries is in violation or alleged violation of any judgment, decree, order, license, rule or regulation issued, entered, promulgated and/or authorized by any Governmental Entity under, pursuant to and/or otherwise by operation of any applicable Environmental Laws with respect exclusively to the Plant and/or to its operations of the Pet Business at any time prior to the date of this Agreement;

              (ii) to the best of Seller's knowledge, neither the Seller nor any of its Subsidiaries have received actual written notice from any third party providing, (A) that the Seller or any of its Subsidiaries has been identified and/or named by the United States Environmental Protection Agency ("EPA") as a potentially responsible party ("PRP") under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986) as amended, or (B) that any Hazardous Substances generated, transported and/or disposed of by the Seller or any of its Subsidiaries on or at the Plant or otherwise exclusively in connection with its operations of the Pet Business at any time prior to the date of this Agreement have been specifically identified, located and/or found to exist at any site which is and/or has been the subject of any remedial investigation, removal or other response action pursuant to the requirements and/or mandates of any Environmental Laws;

          (iii) to the best of Seller's knowledge, neither the Seller nor any of its Subsidiaries have actually been or overtly been threatened in writing to be named as a party to any legal and/or administrative claim, lawsuit, action, cause of action, complaint and/or proceeding instituted, commenced and/or otherwise asserted by any third party seeking to recover from the Seller or any of its Subsidiaries costs, expenses, losses or damages of any kind whatsoever allegedly incurred and/or sustained by such third party as a proximate result of Seller's or any of its Subsidiaries' release of Hazardous Substances generated, handled, stored, treated, transported and/or disposed of on or at the Plant and/or otherwise exclusively in connection with its operations of the Pet Business at any time prior to the date of this Agreement;

          (iv) to the best of Seller's knowledge, neither Seller nor any of its Subsidiaries has used any portion of the Plant for the handling, manufacturing, processing, storage or disposal of Hazardous Substances, except in accordance with and as permitted by applicable Environmental Laws;

          (v) to the best of Seller's knowledge, there are no underground storage tanks or other underground storage receptacles formerly or presently used for the storage of any Hazardous Substances located on or at the Plant;

          (vi) to the best of Seller's knowledge, no actionable contamination levels of any Hazardous Substances regulated under applicable Environmental Laws are present on or at the Plant, including without limitation, the groundwater, surface water, soil and subsurface thereof, except in each case to the extent that the presence of any such Hazardous Substances thereon does not violate any applicable Environmental Laws;

          (vii) to the best of Seller's knowledge, there have been no actual releases (i.e., spills, leaks, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) in actionable level amounts of any Hazardous Substances on, upon, into, at or from the Plant, except in accordance with and/or as otherwise permitted by applicable Environmental Laws;

          (viii) to the best of Seller's knowledge, any Hazardous Substances that have been used, handled, generated and/or stored by the Seller or any of its Subsidiaries on or at the Plant or otherwise exclusively in conjunction with its operations of the Pet Business at any time prior to the date of this Agreement have to the extent required by applicable Environmental Laws been transported offsite by independent, third-party haulers and/or carriers retained by Seller or its Subsidiaries, each of which such hauler and/or carrier having represented to Seller or its Subsidiaries that it was fully authorized and licensed by any and all necessary Governmental Entities in compliance with all applicable Environmental Laws to transport any and all such Hazardous Substances, to facilities for treatment and/or disposal, each of which such treatment and/or disposal facility having been represented to Seller or its Subsidiaries to be fully authorized and licensed by any and all necessary Governmental Entities in compliance with all applicable Environmental Laws to treat and/or dispose of any and all such Hazardous Substances;

              (ix) to the best of Seller's knowledge, except as set forth in
     Section 6.21 of this Agreement, the transactions set forth and to be made in accordance with the terms of this Agreement do not subject the Plant to, trigger and/or otherwise require compliance with any Environmental Laws regulating the performance of remedial actions and imposing other responsibilities in conjunction with the transfer of real property and/or sale, transfer or closure of an industrial establishment or other commercial enterprise.

          (b) The Seller and its Subsidiaries have furnished to or made available for inspection by the Buyer or its attorneys, accountants, consultants or other representatives, complete and accurate copies of all known documents in the Seller's or its Subsidiaries' custody, control or possession which contain any material information with respect to environmental liabilities associated with the environmental condition of and/or compliance with Environmental Laws applicable to the Plant and/or its operations of the Pet Business at any time prior to the date of this Agreement.

          Section 3.11. Intellectual Property.
                        ---------------------

          (a) Schedule 3.11(a) of the Disclosure Schedules sets forth a true and
              ----------------
complete list of all material registered Intellectual Property. Notwithstanding anything to the contrary in this Agreement, the term "Intellectual Property" shall not include the Novasome Technology. For purposes of this Agreement, the term "Intellectual Property" means all patents, design patents, trademarks, trade names, domain names, Internet web sites, service marks, common law marks, trade dress and copyrights and applications therefor, royalty rights and other intellectual property and proprietary rights, whether or not subject to statutory registration or protection, owned, used, filed by or licensed to the Seller and any of its Subsidiaries that relate solely to the Products or any other Purchased Asset or the Pet Business. With respect to such material registered Intellectual Property, Schedule 3.11(a) sets forth a true and correct
                                  ----------------
list of all jurisdictions in which such are registered or applied for, classifications for all trademarks, service marks and trade names, registration and application numbers, registration dates, expiration dates and the registered owners thereof. The Seller or its Subsidiaries own, and have the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and sublicense, free and clear of any pledges, liens, charges, encumbrances, usufructs, defects in title, security interests and options, without payment of any kind to any other Person, all Technology and all Intellectual Property and the consummation of any transaction contemplated hereby or by any of the other Transaction Agreements will not conflict with, alter or impair any such rights, except to the extent such rights are transferred to the Buyer as provided in the Transactions Agreements. All items of Intellectual Property set forth on Schedule 3.11 are valid (a) and in full
                                      -------------
force and effect, have not been abandoned or terminated, all renewals due through the

Closing Date have been filed and are not subject to any pending cancellation or reexamination Proceeding or any other Proceeding challenging their extent or validity. The Seller or its Subsidiaries have all rights to the Intellectual Property as are necessary in connection with the conduct of the Pet Business as presently conducted.

          (b) Neither the Seller nor its Subsidiaries own or have rights in any trademark, trade name, domain name, Internet web site or service mark that is not part of the Purchased Assets that is confusingly similar to those set forth on Schedule 3.11(a) of the Disclosure Schedules.
   ----------------

          (c) Neither the Seller nor its Subsidiaries is bound by or a party to any agreement, contract, lease, option, license, commitment, instrument or any other binding obligation or arrangement (oral or written) relating to the Intellectual Property or the Technology (the "Intellectual Property Contracts"). The Seller and its Subsidiaries (i) own all Intellectual Property and Technology free and clear of any claims of others and of all Liens (other than the Intellectual Property and Technology that is used pursuant to any Intellectual Property Contract set forth in Schedule 3.11(c) of the Disclosure Schedules) and
                               ----------------
(ii) have the legal right to use all of the Intellectual Property and Technology that is used pursuant to an Intellectual Property Contract set forth in Schedule
                                                                        --------
3.11(c) of the Disclosure Schedules. The Seller and its Subsidiaries have paid
-------
all material required filing and registration fees in connection with the Intellectual Property and the Technology. To the Seller's knowledge, none of the Intellectual Property or Technology violates, conflicts with or infringes any patents, design patents, trademarks, trade names, service marks, common law marks, domain names, trade dress, industrial property and copyrights and any other Intellectual Property rights and applications therefor of any other Person. Except as set forth in Schedule 3.11(c) of the Disclosure Schedules, (i)
                               ----------------
no claims are pending or, to the knowledge of the Seller or any of its Subsidiaries, threatened, against the Seller by any Person with respect to the ownership, validity, enforceability, effectiveness or use of any Intellectual Property or Technology and (ii) during the past three (3) years, neither the Seller nor any of its Subsidiaries has received any written communications alleging that the Seller or any of its Subsidiaries has violated any rights relating to any patents, design patents, trademarks, trade names, service marks, common law marks, domain names, trade dress, industrial property and copyrights and any other Intellectual Property rights and applications therefor of any Person or asserting any infringement, dilution, unfair competition or conflict with the asserted rights of any other Person in connection with the use by any of the Seller or any of its Subsidiaries of any of the Intellectual Property or Technology.

          (d) Except with respect to the Novasome Technology, the Seller or any of its Subsidiaries are the applicant of record in all pending patent applications and applications for trademark, trade name, service mark or copyright registration related to the Pet Business and no written action of opposition or interference or final refusal has been received by the Seller or any of its Subsidiaries in connection with any such application. Neither Seller nor any of its Subsidiaries is a party to or bound by any Contract or Judgment which limits the use by the Seller of any of the Intellectual Property or Technology (other than the Intellectual Property and Technology used pursuant to any Intellectual Property Contract set forth in Schedule 3.11(d)).
                                                ----------------

          (e) The Intellectual Property and the Technology has been maintained in confidence in accordance with protection procedures customarily used in the industries of the Seller and each of its Subsidiaries to protect rights of like importance. To the Seller's knowledge, no former or current officer or other employee of the Seller or any of its Subsidiaries has any claim against the Seller or any of its Subsidiaries in connection with such Person's involvement in the conception and development of any Intellectual Property or Technology and no such claim has been asserted or is threatened. None of the current officers and employees of the Seller or any of its Subsidiaries have any patents issued or applications pending for any device, process, design or invention of any kind now used by the Pet Business, which patents or applications have not been assigned to the Seller or its Subsidiaries.

          Section 3.12. Contracts.
                        ---------

          (a) Complete and correct copies of each of the Assumed Contracts other than purchase orders from suppliers and customers have been made available to the Buyer. None of the Assumed Contracts constitutes an agreement, contract, lease, option, license, commitment, instrument or any other binding obligation or arrangement (oral or written) by or to which the Pet Business, any of the Purchased Assets or the Products are bound or subject and which are material to the conduct of the Pet Business (collectively, the "Contracts") which is a contract with any Affiliate of the Seller or any of its Subsidiaries or any director, officer, stockholder or employee of the Seller or any of its Subsidiaries.

          (b) Each of the Assumed Contracts is a valid and binding obligation of the Seller or its Subsidiaries which is a party to such Assumed Contract and, to the knowledge of the Seller, of the other party thereto, and is in full force and effect and is enforceable by the Seller or any of its Subsidiaries which is a party to such Assumed Contract in accordance with its terms. None of the Assumed Contracts shall as a result of the transactions contemplated by this Agreement be restricted in any manner having a Material Adverse Effect. The Seller and each of its Subsidiaries are not in material breach or default thereunder and, to the knowledge of the Seller, no other party to any of the Assumed Contracts is in breach or default thereunder. There have been no amendments of any material Assumed Contract. From June 30, 2001 through (and including) the date hereof, no Person which is a party to any Contract has informed the Seller in writing, nor to the Seller's knowledge, has any such Person informed the Seller, that it intends to change its current relationship with the Pet Business in any manner which would have a Material Adverse Effect.

          Section 3.13. Bonds. The Seller has no material outstanding bonds and
                        -----
other surety arrangements issued or entered into by the Seller or any of its Subsidiaries in connection with the Pet Business and operations of the Pet Business or any of the Purchased Assets.

          Section 3.14. Accounts Receivable, Accounts Payable.
                        -------------------------------------

          (a) All accounts receivable of the Pet Business as of the Closing Date, whether reflected on the Unaudited Financial Statements or subsequently created, have arisen from bona fide transactions in the ordinary course of business. Schedule 3.14(a) of the Disclosure
          ----------------

Schedules sets forth a true and correct aged list of all accounts receivable of the Pet Business as of November 30, 2001.

          (b) Except as set forth in Schedule 3.14(b), all accounts payable of
                                     ----------------
the Pet Business, whether reflected on the Unaudited Financial Statements or subsequently created, have arisen from bona fide transactions in the ordinary course of business. Schedule 3.14(b) of the Disclosure Schedules sets forth a
                    ----------------
true and correct aged list of all accounts payable of the Pet Business and includable in the Assumed Liabilities as of November 30, 2001.

          Section 3.15. Licenses; Permits. Schedule 3.15 of the Disclosure
                        -----------------  -------------
Schedule sets forth a true and complete list of all issued and pending product registrations (other than those set forth on Schedule 3.11 of the Disclosure
                                             -------------
Schedules), and any and all applications therefor, relating to the Products (the "Product Registrations") and all Permits, in each case issued or granted to the Seller or any of its Subsidiaries by any Governmental Entity and used by the Seller or any of its Subsidiaries at any time during the past twelve (12) months solely in connection with the conduct of the Pet Business, identifies the Seller or its Subsidiary to which such Product Registration or Permit has been issued or granted and sets forth the period of validity of each such Product Registration and Permit. Each of such Product Registrations and each of such Permits has been validly issued or granted and is in full force and effect, and may be transferred to the Buyer to the extent such party meets the requirements of Applicable Law. No other product registrations relating to the Product or Permits are necessary in connection with the conduct of the Pet Business as presently conducted other than as set forth in Schedule 1.01(a)(vi) and other
                                               --------------------
than product registrations and permits the absence of which would not have a Material Adverse Effect. Neither the Seller nor any of its Subsidiaries has received any unresolved written notice that it lacks any Product Registration it is required to have or any Product Registrations are under review by any Governmental Entity or subject to termination, suspension, modification, revocation or non-renewal for any reason, or that they will be subject to termination, suspension, modification, revocation or non-renewal as a result of the execution, delivery and performance of this Agreement or any of the other Transaction Agreements or for any other reason.

          Section 3.16. Suppliers. Schedule 3.16 of the Disclosure Schedules is
                        ---------  -------------
a true and complete list of all material suppliers of raw materials, packaging materials, or any other component of inventory of the Pet Business as of December 31, 2001 and the dollar amount of such raw materials or other supplies purchased by the Seller or its Subsidiaries from such supplier during the most recent full fiscal year. From June 30, 2001 through (and including) the date hereof, no such supplier has informed the Seller or any of its Subsidiaries in writing, nor, to the Seller's knowledge, has any such supplier informed the Seller or any of its Subsidiaries that it intends to change its current relationship with the Pet Business in any manner which would have a Material Adverse Effect.

          Section 3.17. Customers. Schedule 3.17 of the Disclosure Schedules
                        ---------  -------------
contains a true and complete list of all material customers (including distributors) of the Pet Business as of November 30, 2001 which purchase any of the Products directly from the Seller or its Subsidiaries. Since November 30, 2001 neither the Seller nor any of its Subsidiaries has received any written complaint from any customer (not limited to those listed in Schedule 3.17 of
                                                            -------------
the Disclosure Schedules) regarding Products with a value in excess of $25,000, nor has it had any Products returned by a customer or subsequent purchaser thereof with a value in excess of $25,000. From June 30, 2001 through (and including) the date hereof, no customer (including a distributor) has informed the Seller or any of its Subsidiaries in writing, nor, to the Seller's knowledge, has any such customer informed the Seller or any of its Subsidiaries that it intends to change its current relationship with the Pet Business in any manner which would have a Material Adverse Effect.

          Section 3.18. Real Property.
                        -------------

          (a) Neither Seller nor any of its Subsidiaries own, lease or sublease any real property or interests therein in connection with, or necessary for, the operation of the Pet Business as presently conducted, other than as set forth on
Schedule 3.18 of the Disclosure Schedules.
-------------

          With respect to the Plant:

              (i) Neither the Seller nor any of its Subsidiaries have granted to any third party a right to use or occupy any portion of the Plant.

              (ii) No condemnation of the Plant, or any portion thereof, has occurred or to the knowledge of Seller is threatened.

              (iii) The occupancy and use of the Plant, or any portion thereof, in a manner consistent with the occupancy and use thereof by the Seller as contemplated by Section 6.13 will not violate or conflict with any covenants, conditions, restrictions or contractual obligations applicable thereto.

              (iv)  Except as disclosed on Schedule 3.18, there are no
                                           -------------
     restrictions of any nature on the Seller's ability, and Seller has sufficient title or other leasehold interest in the Plant, to permit the Seller to occupy and use the Plant as contemplated under Section 6.13.

              (v) All utilities necessary to operate the Plant in a manner consistent with the use thereof by the Seller (including without limitation, water, sewer, electricity and telephone facilities) are available to the Plant and there exists, to the knowledge of Seller, no proposed limitation in or reduction of the quality or quantity of the utility services to be furnished to the Plant.

          The Seller has all material Permits with respect to the ownership, use and occupancy of the Plant for the Pet Business. The current use and occupancy of the Plant for the Pet Business does not materially violate any such Permit, and no proceeding is pending or, to the knowledge of Seller or its Subsidiaries, is threatened, to revoke, suspend, modify or limit any Permit in a manner that would have a Material Adverse Effect. No Permit will be subject to revocation, suspension, modification or limitation as a result of this Agreement or the consummation of the transactions contemplated hereby.

          Section 3.19. Transactions with Affiliates.
                        ----------------------------

          (a) There are no agreements, contracts, leases, options, licenses, commitments, instruments or any other binding obligations (oral or written) (the "Affiliate Contracts") between the Seller, on the one hand, and any of its Subsidiaries or Affiliates, on the other hand, relating to the Products, the Purchased Assets or the Pet Business. Except as set forth in Schedule 3.19,
                                                             -------------
after the Closing neither the Seller nor any of the Seller's Subsidiaries or Affiliates will own or have any interest in any assets, property (personal, tangible or intangible, but excluding real property) or contract or agreement necessary for the conduct of the Pet Business (other than the Excluded Assets).

          (b) After the Closing Date, no ingredient used to formulate the Products other than the Novasome Technology will need to be procured from the Seller or the Seller's Affiliates in order for the Buyer to be able to manufacture and sell the Products in a manner consistent with the manner such Products were manufactured and sold by the Seller.

          Section 3.20. Products. There are no published statements, citations
                        --------
or decisions by any Governmental Entity (including, without limitation, the United States Food and Drug Administration ("FDA")) stating that any of the Products is defective or unsafe for its intended uses or fails to meet any standards promulgated by any such Governmental Entity. During the 3-year period immediately preceding the Closing Date, there have been no recalls ordered by any Governmental Entity with respect to any of the Products. Since January 1, 1998 neither the Seller nor any of its Subsidiaries has received any written complaints of any injury or harm to any person or animal arising from use of a Product and to the Seller's knowledge there is no (i) fact relating to any of the Products that would impose upon the Seller or any of its Subsidiaries a duty to recall any of the Products or a duty to warn customers of a defect in any of the Products, (ii) latent or overt design, manufacturing or other defect in any of the Products or (iii) material liability for warranty claims or returns known to the Seller with respect to any of the Products not fully reflected on the Unaudited Financial Statements with respect to the periods covered by the Unaudited Financial Statements. Schedule 3.20 sets forth a description of all
                                -------------
material Product warranty claims in excess of $5,000 for each of calendar years 2000 and 2001. The Product formulations being sold to the Buyer pursuant to
Section 1.01(a)(iii), and each of the ingredients therein, conform in all material respects with all Applicable Laws and all written requests of all Governmental Entities, and such formulations and ingredients are in all material respects safe and, to the knowledge of the Seller, do not pose any risk of material injury or harm to any end-user when used in accordance with applicable instructions.

          Section 3.21. Employees and Benefit Plans.
                        ---------------------------

          (a) Schedule 3.21(a) of the Disclosure Schedules sets forth the name,
              ----------------
title, current annual salary or wages, current bonus or commissions, and vacation entitlements of, and the Benefit Plans offered by the Seller or any of its Subsidiaries to, each employee of the Seller or any of its Subsidiaries who is employed solely in the Pet Business (each a "Pet Business Employee"). Each Pet Business Employee is an employee-at-will. The Company has not agreed to pay any severance to any Pet Business Employee nor does it have a policy or standard practice of paying severance to its employees.

          (b) With respect to the Pet Business Employees, (i) there is no labor strike, dispute, slowdown or stoppage actually pending or, to the Seller's knowledge, threatened in writing against the Pet Business; (ii) the Pet Business has not experienced any organized work stoppage in the last three (3) years;
(iii) to the Seller's knowledge, none of the Pet Business Employees is a member of or represented by any labor union and there are no attempts of whatever kind and nature being made to, organize any of such Employees; (iv) no agreement (including any collective bargaining agreement), arbitration or court decision, decree or order or governmental order which is binding on the Pet Business (other than Applicable Law) in any material way limits or restricts the Seller or any of its Subsidiaries from relocating or closing any of its operations; and
(v) there are no material charges, administrative proceedings or formal complaint of discrimination (including but not limited to discrimination based upon sex, age, marital status, race, national origin, sexual preference, handicap or veteran status) pending or, to the Seller's knowledge, threatened in writing against the Seller or any of its Subsidiaries.

          Section 3.22. Inventory. Except as set forth in Schedule 3.22 of the
                        ---------                         -------------
Disclosure Schedules, (i) all of the Inventory is in commercially acceptable condition, conforms in all material respects with the applicable warranties of the Pet Business and with all Permits, Applicable Laws and requests of all Governmental Entities, and (ii) the value at which the Inventory is carried is in accordance with U.S. GAAP consistently applied. The amount and mix of the items included in the Inventory is, and at the Closing Date will be, consistent with the past business practices of the Seller and its Subsidiaries relating to the conduct of the Pet Business.

          Section 3.23. Title. Except as set forth in Schedule 3.23 of the
                        -----                         -------------
Disclosure Schedules, Seller and the Subsidiaries have and will convey to the Buyer good title to the Purchased Assets free and clear of all Liens and Encumbrances other than Permitted Liens.

          Section 3.24. Sufficiency of Assets. Except for the provision of
                        ---------------------
various transition services by the Seller to the Buyer and the use and occupancy of the Plant by the Buyer, in each case as contemplated by Section 6.13, the Purchased Assets, the Plant, the Technology Rights Agreement and the Supply Agreement, in the aggregate, when utilized by a labor force substantially similar to that employed by the Seller with respect to the Pet Business on the date hereof, are sufficient for the conduct of the operations of the Pet Business as presently conducted by the Seller in all material respects, exclusive of executive, finance, accounting and other general and administrative functions.

          Section 3.25. Micro-Pak License Agreement. The Seller delivered to the
                        ---------------------------
Buyer a complete and correct copy of the License Agreement, dated as of December 13, 1995, between Igen, Inc. ("Igen") and Micro-Pak, Inc. ("Micro-Pak") and all amendments thereto (the "Micro-Pak License Agreement"). The Micro-Pak License Agreement is a valid and binding obligation of Igen and, to the Seller's knowledge, Micro-Pak and is in full force and effect and, to the Seller's knowledge, is enforceable by Igen in accordance with its terms. The Micro-Pak License Agreement shall not, as a result of the transactions contemplated by this Agreement be restricted in any manner having a Material Adverse Effect. Igen is not in material breach or default thereunder nor, to the knowledge of the Seller, is Micro-Pak in breach or default thereunder. There have been no oral or written modifications, amendments or waivers with respect to any of the terms of the Micro-Pak License Agreement.

          Section 3.26. Capitalization. As of the date hereof, the authorized
                        --------------
capital stock of the Seller consists of 51,000,000 shares of capital stock of which 50,000,000 shares are shares of Common Stock, par value $0.01 per share (the "Seller Common Stock"), and 1,000,000 are shares of Preferred Stock, par value $0.01 per share (the "Seller Preferred Stock"). As of the close of business on the Business Day ending two Business Days prior to the date hereof,
(i) 11,269,320 shares of Seller Common Stock and no shares of Seller Preferred Stock were issued and outstanding and (ii) securities convertible into or exchangeable for 4,391,984 shares of the Seller Common Stock prior to July 1, 2002 were issued and outstanding.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER
                   -------------------------------------------

           The Buyer represents and warrants to the Seller as follows:

          Section 4.01. Organization, Standing and Power. Each of the Buyer and
                        --------------------------------
the Parent is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power and authority to conduct its businesses as presently conducted.

          Section 4.02. Authority; Execution and Delivery; Enforceability. Each
                        -------------------------------------------------
of the Buyer and the Parent has all requisite corporate power and authority to execute this Agreement and each of the Transaction Agreements to which it is (or will be) a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Buyer and the Parent of this Agreement, and of each of the other Transaction Agreements to which it is (or will be ) a party, and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Buyer or the Parent, as the case may be. Each of the Buyer and the Parent has duly executed and delivered this Agreement, and this Agreement and the other Transaction Agreements to which it is or will be a party constitute or will constitute, as the case may be, valid and binding obligations of the Buyer or the Parent, as the case may be, enforceable against it in accordance with their respective terms.

          Section 4.03. No Conflicts; Consents. Except to the extent it would
                        ----------------------
not have a material adverse effect on the Buyer's or the Parent's ability to consummate the transactions contemplated by this Agreement or the Transaction Agreements to which it is a party, the execution and delivery by the Buyer and the Parent of this Agreement and the Transaction Agreements to which it is a party, does not, and the consummation of any transaction and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Lien upon any of its properties or assets under, any provision of (i) its organizational documents, (ii) any material contract, lease, license, indenture, mortgage, note, bond, agreement, permit, concession, franchise or other instrument to which it is a party or by which any of its properties or assets is bound or (iii) any Judgment or Applicable Law applicable to Buyer or the Parent or its properties or assets. Except to the extent it would not have a material adverse effect on the ability of the Buyer or the Parent, as the case may be, to consummate the transactions contemplated hereby, no Consent of, or Filing with any Governmental Entity is required to be obtained or made by or with respect to the Buyer or the Parent in connection with the execution, delivery and performance the Agreement or any other Transaction Agreement.

          Section 4.04. Brokers. Except for Antares International Partners,
                        -------
Inc., no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby or by any of the other Transaction Agreements based upon arrangements made by or on, behalf of the Buyer or any of its Affiliates. The Buyer shall be responsible for, and will indemnify the Buyer and all of its Affiliates for all Losses relating to, any and all fees payable to Antares International Partners, Inc. in connection with the transactions contemplated by this Agreement.

          Section 4.05. Financing. The Buyer's existing financial resources are
                        ---------
sufficient to enable the Buyer to consummate the transactions contemplated by this Agreement and the payment of all fees and expenses to be incurred by the Buyer in connection herewith. The Notoriety Statement of Societe Generale, SA dated November 28, 2001 provided by the Parent to the Seller is true and correct in all material respects. Such statement shall be deemed to be Confidential Material for purposes of the Confidentiality Agreement.

                                   ARTICLE V

                    COVENANTS RELATING TO CONDUCT OF BUSINESS
                    -----------------------------------------

          Section 5.01. Conduct of Business by the Seller. Except for matters
                        ---------------------------------
permitted or contemplated by this Agreement, from the date of this Agreement to the Closing Date, the Seller agrees to use commercially reasonable efforts to conduct the Pet Business in the usual, regular and ordinary course in substantially the same manner as previously conducted and, to the extent consistent therewith, to preserve intact the current business organization of the Pet Business, keep available the services of the current officers and employees employed in connection with the Pet Business and keep their relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with the Pet Business to the end that its goodwill and ongoing business shall be in all material respects unimpaired at the Closing Date. In addition, and without limiting the generality of the foregoing, except for matters set forth in Schedule 5.01 or otherwise permitted
                                           -------------
or contemplated by this Agreement, from the date of this Agreement to the Closing Date, the Seller agrees that it shall not undertake any of the following actions without the prior written consent of the Buyer (unless such action is required by Applicable Law, in which case the Seller shall promptly notify the Buyer of such action).

          (a) acquire any assets for use in connection with the Pet Business that are material, individually or in the aggregate, to the Pet Business, except purchases of Inventory or other assets in the ordinary course of business consistent with past practice;

          (b) make any change in accounting methods, principles or practices (other than pursuant to a change in U.S. GAAP or a statement of any appropriate accounting authority) materially affecting the reported combined consolidated assets, liabilities or results of operations of the Pet Business (including the Purchased Assets);

          (c) sell, lease, license, pledge or otherwise dispose of or subject to any material Lien or Encumbrance any Purchased Assets, except sales of Inventory and excess or obsolete assets in the ordinary course of business consistent with past practice, or enter into a legally binding commitment to do any of the foregoing;

          (d) make any material change, revision, amendment or other modification to any Product labeling;

          (e) except as set forth in Schedule 5.01(e), make any material change,
                                     ---------------
revision or other modification to the formulation of any of the Products other than in the ordinary course of business consistent with past practice;

          (f) make any change (or announce any prospective change) in prices, sales discounts or allowances or any other sales incentives in connection with the sale of any of the Products to distributors or customers of the Pet Business other than in the ordinary course of business consistent with past practice;

          (g) (i) waive any material claims or rights related to the Pet Business and included in the Purchased Assets or (ii) waive the material benefits of, or agree to modify in any material manner, any confidentiality, standstill or similar agreement to which the Seller or any of its Subsidiaries is a party and relating to the Pet Business or any of the Products or the Purchased Assets; or

          (h) authorize any of, or cause, commit or agree to take any of, the foregoing actions.

          Section 5.02. Other Actions. The parties hereto shall not, and shall
                        -------------
not permit any of their respective Subsidiaries to, take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties of such party set forth in this Agreement becoming untrue or inaccurate in any material respect or (ii) any condition set forth in Article VII not being satisfied.

          Section 5.03. Release of Liens. The Seller shall cause any and all
                        ----------------
Liens and Encumbrances recorded against or applicable to the Purchased Assets to have been released, and the Seller shall furnish the Buyer with reasonably satisfactory evidence thereof.

          Section 5.04. Advise of Changes.
                        -----------------

          (a) The Seller shall promptly advise the Buyer in writing of any fact, occurrence, change or event prior to the Closing which was required to have been disclosed but was not disclosed or, if it occurred or existed on or prior to the date hereof, would have been required to have been disclosed, on any of the Schedules to be delivered by the Seller to the Buyer pursuant to Article III including, without limitation, the Disclosure Schedules.

          (b) The Buyer shall promptly advise the Seller in writing of any fact, occurrence, change or event prior to the Closing which was required to have been disclosed but was not disclosed or, if it occurred or existed on or prior to the date hereof, would have been required to have been disclosed, on any of the Schedules to be delivered by the Buyer to the Seller pursuant to Article IV.

          Section 5.05. Supplements to Disclosure Schedules. From time to time
                        -----------------------------------
prior to the Closing, the Seller shall deliver to the Buyer information that arises from an event that occurs on or after the date hereof, or with respect to a representation or warranty qualified by the Seller's knowledge from an event that occurred prior to the date hereof but which was not a matter of the Seller's knowledge as of the date hereof, supplementing or amending the representations, warranties and disclosures (including the Disclosure Schedules hereto) in order to make such information therein timely, complete and accurate. Such supplemental information furnished by the Seller shall identify the specific event. Subject to Section 8.02, any covenant, representation or warranty of the Seller affected by such supplemental information shall be deemed to have been amended accordingly.

          Section 5.06. Maintenance of Plant. The Seller agrees that between the
                        --------------------
date of this Agreement and the Closing Date, the Seller shall (i) maintain the Plant in substantially the same condition as exists on the date hereof, reasonable wear and tear excepted, (ii) operate the Pet Business in compliance with all Applicable Laws in all material respects, (iii) maintain in full force and effect all (or substantially similar) property and liability insurance policies on the Plant in effect as of the date hereof; and (iv) afford the Buyer and its representatives, reasonable access during normal business hours upon reasonable notice (and in a manner so as not to interfere with the normal business operations of the Seller and its Subsidiaries) to the Plant.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS
                              ---------------------

          Section 6.01. Access to Information; Confidentiality. The Seller shall
                        --------------------------------------
afford the Buyer and its officers, employees, accountants, counsel, financial advisors and other representatives, reasonable access during normal business hours (and in a manner so as not to interfere with the normal business operations of the Seller and its Subsidiaries) during the period prior to the Closing Date to all its properties, books, contracts, commitments, personnel and records to the extent relating to the Pet Business, the Products or any of the Purchased Assets and, during such period, the Seller shall furnish promptly to the Buyer (i) a copy of each material report, schedule and other document to the extent relating to any of the Products, the Pet Business or any of the Purchased Assets filed by it during such period with any Governmental

Entity, (ii) a copy of any and all material correspondence to or from any Governmental Entity to the extent relating to any of the Products, the Pet Business or any of the Purchased Assets, (iii) detailed monthly financial data for the Pet Business (in any event not later than twenty (20) days (or, in the case of the month ended December 31, 2001, sixty (60) days) after the close of such month) and (iv) all other information concerning the Pet Business, the Products or any of the Purchased Assets as the Buyer may reasonably request. All information reviewed by the Buyer or its officers, employees, accountants, counsel, financial advisors or other representatives or furnished by the Seller to the Buyer pursuant to this Section 6.01 shall be deemed to be Confidential Material for purposes of the Confidentiality Agreement. No investigation by the Buyer shall affect the representations and warranties of the Seller.

          Section 6.02. Commercially Reasonable Efforts. Upon the terms and
                        -------------------------------
subject to the conditions set forth in this Agreement, the Seller and the Buyer shall use their commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby or by the other Transaction Agreements, including (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from Governmental Entities and the making of all necessary Filings including, without limitation, filings with Governmental Entities, and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties (including, without limitation, in connection with any of the Assumed Contracts), (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or any other Transaction Agreement or the consummation of the transactions contemplated hereby or thereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated hereby or by the other Transaction Agreements and to fully carry out the purposes of each of the Transaction Agreements.

          Section 6.03. Fees and Expenses. Except as otherwise provided in this
                        -----------------
Agreement, all fees and expenses incurred in connection with the transactions contemplated by this Agreement and the other Transaction Agreements shall be paid by the party incurring such fees or expenses, whether or not the transactions contemplated hereby or thereby are consummated.

          Section 6.04. Public Announcements. The parties hereto agree that,
                        --------------------
from the date of this Agreement through the Closing Date, except as contemplated by this Agreement, no public release, announcement or any other disclosure concerning any of the transactions contemplated hereby or by any of the other Transaction Agreements shall be made or issued by any party hereto (without the consent of the Buyer (in the case of a disclosure by the Seller) or without the consent of the Seller (in the case of a disclosure by the Buyer)), except as the disclosing party reasonably believes such release, announcement or disclosure may be required by Applicable Law or stock market regulation, in which case, to the extent practicable under Applicable Law or stock market regulation, the party required to make the release, announcement or disclosure shall provide the other parties hereto with a copy of such release, announcement or disclosure in advance of such issuance or disclosure. Notwithstanding the foregoing, any Party may announce or disclose any matter which the other Party has previously publicly announced or disclosed in accordance with the terms of this Section.

          Section 6.05. Advertising and Promotional Materials. The Buyer shall
                        -------------------------------------
be permitted to use any and all product labels and advertising and promotional materials included in the Purchased Assets bearing the Seller's corporate name, logo's and product identification numbers until such materials are exhausted so long as, and solely to the extent that, such materials are "stickered" or otherwise identified as the Buyer's in accordance with the requirements of Applicable Law or Governmental Entity. The Buyer agrees to maintain quality standards equal to those maintained by the Seller at the time of Closing for so long as the Buyer shall continue to use any product labels or any advertising or promotional materials bearing the Seller's corporate name, logo's, or product identification numbers. The Buyer will not order any new, or replenish any, product labels or advertising or promotional materials bearing the Seller's corporate name, logo's or product identification numbers.

          Section 6.06. Proxy Statement, Stockholders' Meeting.
                        --------------------------------------

          (a) The Seller shall use commercially reasonable efforts to prepare and file with the U.S. Securities and Exchange Commission (the "SEC") as promptly as practicable, a proxy statement relating to the solicitation of votes of the Seller's stockholders authorizing the sale of assets contemplated by this Agreement (the "Proxy Statement"). The Seller shall cause the Proxy Statement to be mailed to the Seller's stockholders as soon as practicable. The Buyer shall promptly provide the Seller with such information as it may reasonably request for inclusion in the Proxy Statement. The information provided and to be provided by the Seller and the Buyer, respectively, for use in the Proxy Statement shall be, as of the date of the stockholders' meeting contemplated therein, true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make such information not misleading, and the Seller and the Buyer each agree to correct any information provided by it for use in the Proxy Statement to the extent such information shall have become materially false or misleading.

          (b) The Seller will promptly notify the Buyer of (i) the receipt of any comments from the SEC and (ii) any request by the SEC for any amendments to the Proxy Statement or for additional information relating to the Proxy Statement. The Proxy Statement and any amendment thereto, and all mailings to the Seller's stockholders, in each case in connection with this Agreement and the transactions contemplated hereby shall be provided to the Buyer and its representatives prior to the filing or mailing thereof, as the case may be, in substantially the same form as proposed to be filed or mailed, as the case may be.

          (c) The Seller shall, as promptly as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of authorizing the sale of assets contemplated by this Agreement. Subject to Section 6.07 and its fiduciary duties, the Seller's Board of Directors shall recommend to its stockholders authorization of such matters.

          Section 6.07. Nonsolicitation.
                        ---------------

          (a) Except as set forth in this Section 6.07 and for any public release, announcement or any other disclosure in accordance with the provisions of Section 6.04, from the date of this Agreement through the Closing Date, the Seller shall not, nor shall it authorize or permit any of its Subsidiaries or any of its directors or executive officers or any agent or representative to (i) solicit, initiate or affirmatively encourage the submission of a Competing Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action designed to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Competing Proposal.

          (b) To the extent a bona fide Competing Proposal is made to or received by the Seller after the date of this Agreement and prior to the Final Proposal Date, which Competing Proposal did not result from a breach of Section 6.07(a), and which the Board of Directors of the Seller determines in good faith is likely to lead to a Superior Proposal, the Seller may (i) furnish information with respect to the Seller to the Person making such Competing Proposal pursuant to a customary confidentiality agreement and (ii) participate in discussions or negotiations (including solicitation of a revised Competing Proposal) with such Person regarding any Superior Proposal made by such Person; provided, that, the Seller may not take any of the actions described in clauses (i) and (ii) of this
Section 6.07(b) unless and until the Seller provides to the Buyer (x) contemporaneous written notice of the Seller's intent to furnish information or enter into negotiations or discussions with such Person, (y) a copy of the confidentiality agreement entered into between the Seller and such Person, and
(z) a copy of the material terms and conditions of the initial Competing Proposal that the Seller receives from any third party.

          (c) To the extent a Superior Proposal is made to or received by the Seller after the date of this Agreement and prior to the date twenty-five (25) days subsequent to the date hereof (the "Final Proposal Date"), which Superior Proposal did not result from a breach of this Section 6.07 and with respect to which Superior Proposal the Seller intends to pursue negotiations or discussions with a third party, the Seller shall provide the Buyer with a written notice indicating such intent and indicating the material terms of the Superior Proposal (a "Superior Proposal Notice"). To the extent the Seller terminates such negotiations or discussions, the Seller shall provide the Buyer with written notice of such termination (the "Termination Notice"). The Seller shall be required to provide to the Buyer with only one Superior Proposal Notice with respect to any Superior Proposal (including any amendments, changes or revisions thereto). The Seller's obligations under Section 6.06 shall be tolled during any time which the Seller is involved in negotiations with a third party with respect to any Superior Proposal in accordance with the provisions of this
Section 6.07. Beginning on the date twenty-five (25) days subsequent to the date the Buyer receives a Superior Proposal Notice and ending on the date the Buyer receives a Termination Notice, the Buyer shall be entitled to terminate this Agreement. Upon any termination of this Agreement by the Buyer pursuant to this
Section 6.07(c), (i) the Voting Agreement shall become void, will have no effect and terminate in its entirety and (ii) if such termination by the Buyer occurs after the date fourteen (14) days subsequent to the date the Buyer becomes entitled to terminate this Agreement pursuant to this Section 6.07(c), the Seller shall promptly pay to the Buyer the amount of any and all reasonable costs and expenses incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby.

          (d) The Board of Directors of the Seller, in response to a Superior Proposal that Seller receives on or before the Final Proposal Date, and which Superior Proposal did not result from a breach of Section 6.07(a), may (i) withdraw or modify its recommendation to the Seller's stockholders to authorize the sale of assets contemplated by this Agreement or (ii) authorize the Seller to terminate this Agreement; provided, that, the Board of Directors of the Seller may not take any of the actions described in clauses (i) and (ii) of this
Section 6.07(d) unless (x) the Buyer receives from the Seller, on or prior to the Final Proposal Date, a Superior Proposal Notice; (y) the Buyer does not make, prior to five (5) Business Days after its receipt of the Superior Proposal Notice, a counteroffer to the Seller that the Board of Directors of the Seller determines in good faith is at least as favorable as the Superior Proposal (including any amendments, changes or revisions thereto) (a "Matching Offer"); and (z) the Board of Directors of the Seller determines in good faith after consultation with outside counsel, that with respect to the action described in clause (i), such action is necessary for such Board of Directors to act in a manner consistent with its fiduciary obligations and, with respect to the action described in clause (ii), such action is in the best interests of the Seller's stockholders; provided further, that, prior to any termination of the Agreement pursuant to this Section 6.07(d), notwithstanding whether or not the Buyer makes any Matching Offer, the Seller shall pay to the Buyer a termination fee in the amount of $750,000 (Seven Hundred Fifty Thousand Dollars) in addition to any and all costs and expenses incurred by the Buyer in connection with this Agreement and the transactions contemplated herein. In the event that this Agreement is terminated pursuant to this Section 6.07(d) the Voting Agreement shall become void, will have no effect and will terminate in its entirety.

          (e) Nothing in this Agreement shall be deemed to prohibit the Seller from taking and disclosing to its stockholders a position with respect to a tender offer contemplated by Rule 14e-2(a) promulgated under the Securities Exchange Act of 1934, as amended, or from making any required disclosure to the Seller's stockholders if, in the good faith judgment of the Seller's Board of Directors, after consultation with outside counsel, failure to so disclose would be inconsistent with its obligations under Applicable Law; provided, that, except as set forth in Section 6.07(d), in no event shall the Seller's Board of Directors withdraw or modify, or publicly propose to withdraw or modify, its position with respect to the authorization of the sale of assets contemplated by this Agreement.

          (f) For purposes of this Agreement:

                 (i) "Competing Proposal" means any proposal made by a third party for a merger, consolidation, dissolution, sale of assets, tender offer, recapitalization, share exchange or other acquisition of, or business combination involving, the Pet Business, other than the sale of assets to the Buyer as contemplated by this Agreement; provided, that, no proposal made by a third party for a merger, consolidation, dissolution, sale of assets, tender offer, recapitalization, share exchange or other acquisition of, or business combination involving, the Pet Business shall be deemed to be a Competing Proposal if the Board of Directors reasonably believes that such proposal (an "Acquisition

     Proposal") contemplates of the Seller the assumption by such third party or an Affiliate thereof of all of the Seller's obligations under this Agreement (in which case, notwithstanding the provisions of Section 10.08, the Seller may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior approval (written or otherwise) of any other party hereto upon the consummation of such Acquisition Proposal and the written assumption thereof by such third party or Affiliate); and

                 (ii) "Superior Proposal" means any bona fide written Competing Proposal made by a third party (i) on terms which the Board of Directors of the Seller determines in its good faith judgment to be more favorable to the Seller's stockholders than the sale of assets contemplated by this Agreement, taking into account all the terms and conditions of such proposal and this Agreement and (ii) that in the good faith judgment of the Seller's board of directors is reasonably capable of being completed on the material terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal.

          Section 6.08. Transferred Employees, Employee Matters. The Buyer shall
                        ---------------------------------------
offer employment, commencing on the Closing Date, to all of the Pet Business Employees, and to certain other employees of the Seller listed on Schedule 6.08
                                                                  -------------
(such Pet Business and other employees being the "Transferred Employees"). Any such offer of employment made by the Buyer shall be at the same salary and commission rate paid as of the date hereof to such Transferred Employee (or, if the Transferred Employee is hired after the date hereof, at such Employee's salary and commission rate at his date of hire) and with substantially comparable medical, dental, life and long-term disability insurance, vacation, sick leave and 401(k) benefits offered by the Seller or any of its Subsidiaries to such employees, as set forth on Schedule 3.21. The Seller shall be solely
                                   -------------
responsible at the Closing for any and all accrued benefit costs or any other liability under Seller's Benefit Plans with respect to any Transferred Employees, regardless of whether or not such Transferred Employees accept the Buyer's offer of employment, except to the extent that any such accrued benefit costs or any other liability is accrued on the Final Statement of Working Capital (in which case, such accrued benefit costs and such other liabilities so accrued shall be the sole responsibility of the Buyer). The Seller and its Subsidiaries shall not for two (2) years after the Closing attempt to solicit or induce any Transferred Employee to terminate his or her employment with the Pet Business; provided, that this sentence shall not apply to any such individual
          --------  ----
whose employment with the Buyer has been terminated or to any such individual who did not accept the Buyer's offer of employment set forth in the first sentence of this Section 6.08.

          Section 6.09. Transfer Taxes and Fees. All transfer, stamp,
                        -----------------------
documentary, sales, use, registration, withholding and other similar Taxes and related fees (including penalties, interest and additions to Tax) required to be paid in connection with this Agreement or the transactions contemplated hereby shall be borne fifty percent (50%) by the Seller and fifty percent (50%) by the Buyer. The Buyer shall bear all registration, filing and similar fees and expenses associated with the assignment, transfer or sale of the Intellectual Property and the Permits.

          Section 6.10. Intellectual Property Matters.
                        -----------------------------

          (a) The parties hereto agree that the Buyer, in its sole discretion, shall be entitled to control the filing and recording of the assignments of the Intellectual Property contemplated by this Agreement.

          (b) Seller hereby grants and shall cause each of its Subsidiaries to grant, to the Buyer, as of the Closing Date, a royalty free, perpetual, non-exclusive license to use in the Pet Business any patents, trade secrets, know-how, processes and other technology other than the Novasome Technology which is not included in the Purchased Assets but is used as of the Closing Date both (i) in the Pet Business and (ii) in a business of Sellers and their Subsidiaries other than the Pet Business, which license may be assigned in whole or in part, without Seller's consent in connection with a sale or transfer of all or any portion of the Pet Business.

          Section 6.11. Accounts Receivable Collection. On the Closing Date or
                        ------------------------------
as soon thereafter as practicable, the Buyer shall send a letter from the Buyer, and to the extent commercially reasonable and reasonably acceptable to the Seller, to each of the obligors on the accounts receivable and other receivables included in the Purchased Assets (the "Purchased Receivables") informing each such obligor of the transfer of the Pet Business contemplated hereby and instructing them to remit all payments and other items in respect of the Purchased Receivables and all future accounts receivable of the Pet Business as directed in such letter. If the Buyer receives any payment with respect to any accounts receivable not included in the Purchased Assets (or, to the extent included in the Purchased Assets, if the Buyer receives any payment with respect to any accounts receivable in excess of the amount of accounts receivable (net of reserves therefor) set forth on the Final Statement of Working Capital), the Buyer shall reasonably promptly deliver such payment to the Seller; provided,
                                                                    --------
that the Buyer shall not be required to deliver any such payment to the Seller
----
more frequently than once per week. If the Seller or any of its Subsidiaries receives any payment with respect to any of the Purchased Receivables or any accounts receivable or other receivable for Products sold or services rendered after the Closing Date and included in the Purchased Assets, the Seller shall reasonably promptly deliver such payment to the Buyer; provided, that the Seller
                                                       --------  ----
shall not be required to deliver any such payment to the Buyer more frequently than once per week. For each of the Purchased Receivables, any amounts received by Seller from the account customer shall be applied first to reduce the Purchased Receivables and then to the other amounts owed by such customer, except for amounts of any receivables as to which the account customer is disputing.

          Section 6.12. Confidentiality. From and after the date of this
                        ---------------
Agreement, the Seller shall not, and shall cause its Affiliates not to, disclose, divulge, furnish or make accessible to any Person, any information of a confidential nature or not generally known to the public relating to the Pet Business (collectively, the "Confidential Information"). The obligations of the Seller under this Section 6.12 are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which the Seller may have to the Buyer pursuant to the Confidentiality Agreement or under any legal or equitable principles.

          Section 6.13. Transition Services Agreement.
                        -----------------------------

          (a) Following the execution of this Agreement and prior to the Closing Date, the Seller and the Buyer shall negotiate in good faith a mutually acceptable transition services agreement (the "Transition Services Agreement") detailing the terms and conditions of the services to be provided by the Seller to the Buyer and the terms and conditions (including, price and term) related to the provision of such services. The parties acknowledge that the transition services to be the subject of the Transition Services Agreement shall include computer and information technology support, telephone services and such other services as the Buyer and the Seller may mutually determine (collectively, the "Technical Services"). At the Buyer's election exercised no later than thirty
(30) days prior to the date scheduled for the meeting of the Seller's stockholders contemplated by Section 6.06(c), the Transition Services Agreement shall include the exclusive use and occupancy by the Buyer of the Plant; provided, that, such use and occupancy shall be under the Terms of Occupancy.
--------  ----

          (b) For purposes of this Agreement, the term "Terms of Occupancy" shall mean the exclusive use and occupancy of all of the Plant (except for storage and filing space consistent with the current use by the Seller and the room in which the Seller's autoclave is presently situated), which use and occupancy shall be consistent with the present use and occupancy thereof by the Seller, for the three-month period immediately following the Closing (with the option to continue such use and occupancy for up to two successive additional 6-month periods, upon the written notice of the Buyer to the Seller given no later than sixty (60) days prior to the end of the then current occupancy period), (i) at a price equal to $1.00 for each such occupancy period, (ii) where the Buyer reimburses the Seller on a monthly basis (within 10 days of the invoice therefor) for all costs incurred by the Seller with respect to the Plant during the Buyer's use and occupancy of the Plant that would customarily be paid by a tenant under a "triple net lease", other than those with respect to which the Buyer is entitled to indemnification pursuant to Sections 9.01(a)(iii), (iv) or (v), and (iii) under such other terms and conditions as are commercially reasonable for a commercial lease of an industrial facility in Buena, New Jersey.

          (c) In the event that the Seller and the Buyer do not execute a Transition Services Agreement, the Seller agrees (i) to provide the Buyer with the Technical Services for a reasonable period following the Closing Date (not to exceed sixty (60) days) at reasonable prices and (ii) at the Buyer's election, exercised no later than thirty (30) days prior to the date scheduled for the meeting of the Seller's stockholders contemplated by Section 6(c), to permit the Seller to use and occupy the Plant under the Terms of Occupancy.

          (d) The execution of a Transition Services Agreement shall not be a condition to Closing hereunder.

          Section 6.14. Supply Agreement. The Buyer and the Seller shall enter
                        ----------------
into the Manufacturing and Supply Agreement, in the form attached hereto as
Exhibit 1 (the "Supply Agreement") on or prior to the Closing.

          Section 6.15. Instrument of Assignment and Assumption. At the Closing,
                        ---------------------------------------
the Buyer shall execute and deliver the Instrument of Assignment and Assumption in the form attached hereto as Exhibit 2 (the "Instrument of Assignment and Assumption").

          Section 6.16. [Intentionally Omitted]

          Section 6.17. Technology Rights Agreement. On or prior to the Closing,
                        ---------------------------
the Buyer and the Seller shall enter into the Technology Rights Agreement.

          Section 6.18. Accessible Financial Records. For a period of six (6)
                        ----------------------------
years following the Closing Date, the Seller shall afford the Buyer and its officers, employees, accountants, counsel, financial advisors and other representatives reasonable access during normal business hours (and in a manner so as not to interfere with the normal business operations of the Seller and its Subsidiaries) to all books, records, files and other data of the Seller or any of its Subsidiaries (including those stored electronically) of a financial nature relating to any of the Products, the Purchased Assets or the Pet Business (the "Accessible Financial Records") that have not been transferred to the Buyer pursuant to this Agreement because they do not relate solely to the Pet Business. Notwithstanding the foregoing, if the Seller's standard document retention policy would require or permit the Seller to destroy or dispose of any Accessible Financial Record prior to the 6th anniversary of the Closing Date, the Seller shall offer to deliver such Accessible Financial Record to the Buyer at the Buyer's sole cost and expense prior to such destruction or disposal. All information and data contained within Accessible Financial Records reviewed by the Buyer or its officers, employees, accountants, counsel, financial advisors or other representative and not relating to the Products, the Purchased Assets or the Pet Business shall be deemed to be confidential and shall be held in confidence by the Buyer and its officers, employees, accountants, counsel, financial advisors and other representatives.

          Section 6.19. Bulk Sales Laws. The Buyer and the Seller each hereby
                        ---------------
waives compliance with the provisions of the bulk transfer statute in each of the jurisdictions, if any, where such compliance would be required in connection with the transactions contemplated by this Agreement.

          Section 6.20. Noncompetition.
                        --------------

          (a) The Seller agrees that from the Closing Date through sixty (60) months after the date thereof, neither it nor any of its Subsidiaries shall, independently or through any other Person:

                 (i) engage anywhere in the United States and Canada in any enterprise engaged in the business of manufacturing, packaging, marketing, selling or otherwise distributing animal health products (the "Restricted Business") (and, for the purpose of clarity, with respect to marketing, telemarketing, on-line services and other forms of marketing, this activity shall be deemed to be conducted in any place where the mail, telephone communication, computer signal or other marketing medium is received); or

                 (ii) acquire or own any interest in any entity engaged in a Restricted Business and which derives sales from the Restricted Business in an amount greater than 20% of its total sales from all of its businesses (provided that the Seller or any of its Subsidiaries may hereafter acquire an interest in any enterprise engaged in a Restricted Business so long as the Seller causes, to the extent it can so cause, such enterprise to use reasonable commercial efforts to divest, as soon as reasonably practicable, a portion of its interest in such Restricted Business such that the 20% sales test set forth above would not be exceeded after such divestiture or, if the Seller cannot so cause, the Seller divests its interest in such entity as soon as reasonably practicable).

          (b) Anything to the contrary herein notwithstanding, in no event shall this Section 6.20 prevent, or be deemed to prevent, the Seller or any Subsidiary of the Seller from:

               (i) engaging in any business anywhere in the world outside the United States and Canada;

               (ii) acquiring up to 10% (in the aggregate) of the outstanding common stock of any publicly traded company engaged in a Restricted Business;

               (iii) manufacturing, packaging, marketing, selling, distributing or otherwise using or licensing Novasome Technology and improvements thereto or other technology developed or acquired by the Seller or any of its Subsidiaries for use in products other than animal health products;

               (iv) exercising any of its rights or performing any of its obligations under the Supply Agreement; or

               (v) supplying (including the manufacture and packaging for) or licensing third parties with Novasome Technology (or products manufactured, formulated or otherwise made with or incorporating or containing Novasome Technology) for marketing, sale, distribution or other use by such third parties in products that are not Technology Products in the Field.

          (c) With respect to the restrictive covenants set forth in this
Section 6.20, the Seller acknowledges and agrees that the restrictive covenants contained herein are reasonable as to time, scope and area and are not unduly burdensome on the Seller or its Subsidiaries.

          (d) The restrictive covenants contained herein are in addition to any rights the Buyer may have in law or at equity.

          Section 6.21. ISRA Compliance.
                        ---------------

          (a) The Seller shall at its sole cost and expense obtain and provide to Buyer, as promptly as practicable but in no event later than the Closing Date, as to the transactions set forth in and to be made in accordance with the terms of this Agreement for the sale of the assets of the Pet Business, (i) a written determination from the New Jersey Department of Environmental Protection ("NJDEP") of the nonapplicability of the provisions of the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K, et seq., and the regulations promulgated thereunder (collectively "ISRA"), to the transactions set forth in this Agreement, issued by NJDEP in response to an Applicability Determination submitted to NJDEP by the Seller pursuant to N.J.A.C. 7:26B-2.2 (hereinafter referred to as a "Letter of Nonapplicability" or "LNA"), (ii) a Remediation In Progress Waiver pursuant to N.J.S.A. 13:1K-11.5 and N.J.A.C. 7:26B-5.4 issued by the NJDEP in response to a Remediation in Progress Application submitted by the Seller to NJDEP for the transactions set forth in this Agreement, (iii) NJDEP's written approval of a Negative Declaration Certificate submitted by the Seller to NJDEP for the transactions set forth in this Agreement, (iv) NJDEP's written approval of a Remedial Action Workplan (as defined by ISRA) submitted by the Seller to NJDEP, or (v) an executed Remediation Agreement (as defined by ISRA) between the Seller and NJDEP.

          (b) Under any Remediation Agreement or Remedial Action Workplan submitted by Seller and approved by NJDEP in compliance with its obligations under ISRA to the extent such is applicable to the transactions set forth this Agreement for the sale of the assets of the Pet Business, the Seller shall be solely responsible for obtaining NJDEP approval of a Remediation Funding Source (as defined by ISRA), to the extent such may be required. In addition, in any such Remediation Agreement or Remedial Action Workplan, Seller shall be identified as the sole party responsible for (and Seller shall pay for): (i) compliance with the Remediation Agreement or Remedial Action Workplan and (ii) obtaining from NJDEP a No Further Action Letter under ISRA with respect thereto.

          Section 6.22. Products Liability Insurance. During each Products
                        ----------------------------
Liability Period, Seller shall maintain one or more insurance policies providing coverage for up to an aggregate amount of One Million Dollars per occurrence/Two Million Dollars aggregate with a $25,000 deductible per claim with respect to any Products Liability Claims that may be made against the Seller or any of its Subsidiaries during such Products Liability Period. Notwithstanding the foregoing, if the Seller is not able to obtain a policy on the terms specified in the preceding sentence, the Seller may obtain one or more insurance policies upon substantially similar terms for per occurrence/aggregate and deductible amounts, which terms shall be commercially reasonable.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT
                              --------------------

          Section 7.01. Conditions to Each Party's Obligation to Effect the
                        ---------------------------------------------------
Closing. The respective obligation of each party to effect and complete the
-------
Closing is subject to the satisfaction or waiver (by each party) on or prior to the Closing Date of the following conditions:

          (a) No Injunctions or Restraints. No temporary restraining order,
              ----------------------------
preliminary or permanent injunction or other order issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement or by the other Transaction Agreements shall be in effect.

          (b) Transaction Agreements. All the Transaction Agreements shall have
              ----------------------
been executed and delivered by and to the respective parties to such agreements.

          (c) Stockholders' Approval. The sale of assets contemplated by this
              ----------------------
Agreement shall have been authorized by the affirmative vote of holders of a majority (or such higher number as may be required by Seller's Charter or bylaws or Applicable Law) of the outstanding shares of the Seller's capital stock outstanding as of the record date for the meeting of stockholders of the Seller contemplated by Section 6.06 (the "Required Stockholder Vote").

          Section 7.02. Conditions to Obligations of the Buyer. The obligations
                        --------------------------------------
of the Buyer to effect and complete the Closing are further subject to the satisfaction or waiver of the following conditions:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
of the Seller set forth in this Agreement shall be true and correct (i) as of the date of this Agreement and (ii) as of the Closing Date as though made on and as of the Closing Date, except in the case of each of the foregoing clauses (i) and (ii), (x) to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date, (y) for changes contemplated by this Agreement and (z) where the failure to be true and correct (without regard to any materiality qualifications contained therein) individually or in the aggregate, has not had, and is not reasonably likely to have, a Material Adverse Effect. The Buyer shall have received a certificate of the Seller signed on behalf of such Seller by a duly authorized officer of such Seller to such effect.

          (b) Performance of Obligations of the Obligations of Other Parties.
              --------------------------------------------------------------
The Seller shall have performed in all material respects all of its covenants and obligations required to be performed by it under this Agreement on or prior to the Closing Date, specifically including all such covenants and obligations as set forth in Articles V and VI hereof. The Buyer shall have received a certificate of the Seller signed on behalf of the Seller by a duly authorized officer of the Seller to such effect.

          (c) Consents and Approvals. All Consents set forth in Schedule 7.02
              ----------------------                            -------------
shall have been obtained and be in full force and effect and all Filings set forth in Schedule 7.02 shall have been made with the appropriate Person, and the
         -------------
Buyer shall have been furnished with evidence reasonably satisfactory to it of the granting of such Consents or the submission of such Filings, as the case may be.

          (d) No Litigation. There shall not be pending any suit, action or
              -------------
proceeding by any Governmental Entity or any other Person (other than a Person asserting a claim based on a business or stockholder relationship with the Buyer), in each case that has a reasonable likelihood of success, (i) challenging the purchase by the Buyer of any of the Purchased Assets or seeking to restrain or prohibit the consummation of the transaction contemplated hereby or by any of the other Transaction Agreements or seeking to obtain from any of the parties hereto any damages with respect to the transactions contemplated by this Agreement, (ii) seeking to prohibit or limit the ownership or operation by the Buyer of the Pet Business or any portion of the Purchased Assets, or to compel the Buyer to dispose of or hold separate any portion of the Purchased Assets, as a result of the transaction contemplated hereby, or by any of the other Transaction Agreements, or (iii) seeking to prohibit the Buyer from effectively controlling any of the Purchased Assets.

          (e) Opinion of Counsel. The Buyer shall have received the opinion of
              ------------------
Hale and Dorr LLP, counsel to the Seller, dated the Closing Date, addressed to the Buyer, substantially in the form attached hereto as Exhibit 3.

          Section 7.03. Conditions to Obligation of the Seller. The obligation
                        --------------------------------------
of the Seller to effect and complete the Closing is further subject to the satisfaction waiver of the following conditions:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
of the Buyer set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, in each case as of the date hereof and as of the Closing Date as though made as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of such earlier date). The Seller shall have received a certificate signed on behalf of the Buyer by a duly authorized officer of the Buyer to such effect.

          (b) Performance of Obligations of the Buyer. The Buyer shall have
              ---------------------------------------
performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Seller shall have received a certificate signed on behalf of the Buyer by a duly authorized officer of the Buyer to such effect.

          (c) Consents and Approvals. All Consents set forth in Schedule 7.02
              ----------------------                            -------------
shall have been obtained and be in full force and effect and all Filings set forth in Schedule 7.02 shall have been made with the appropriate Person, and the
         -------------
Seller shall have been furnished with evidence reasonably satisfactory to it of the granting of such Consents or the submission of such Filings, as the case may be.

          (d) No Litigation. There shall not be pending any suit, action or
              -------------
proceeding by any Governmental Entity or any other Person (other than a Person asserting a claim based on a business or stockholder relationship with the Seller), in each case that has a reasonable likelihood of success, (i) challenging the sale by the Seller of any of the Purchased Assets, (ii) seeking to prohibit or limit the ownership or operation by the Buyer of the Pet Business or any portion of the Purchased Assets, or to compel the Buyer to dispose of or hold separate any portion of the Purchased Assets, as a result of the transaction contemplated hereby, or by any of the other Transaction Agreements or (iii) seeking to prohibit the Buyer from effectively controlling any of the Purchased Assets.

          (e) Opinion of Counsel. The Seller shall have received the opinion of
              ------------------
Bingham Dana LLP, counsel to the Buyer, dated the Closing Date, addressed to the Seller, substantially in the form attached hereto as Exhibit 4.

                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

          Section 8.01. Termination. This Agreement may be terminated at any
                        -----------
time prior to the Closing:

              (a)    by mutual written consent of the Buyer and the Seller;

              (b) by either the Buyer or the Seller upon written notice to the other

                         (i) if the transactions contemplated hereby or by the other Transaction Agreements are not consummated on or before June 30, 2002 (the "Outside Date"), unless the failure to consummate the transactions contemplated hereby is the result of a material breach of this Agreement by the party seeking to terminate this Agreement; provided, however, that the passage of such period shall be tolled for any part thereof (but not exceeding sixty (60) days in the aggregate) during which time the Seller's proxy solicitation materials described in Section 6.06 hereof are subject to review by, and comments from, the SEC until the date the SEC grants the Seller permission to distribute such materials to its stockholders;

                         (ii) if any Governmental Entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated hereby or by the other Transaction Agreements and such order, decree, ruling or other action shall have become final and nonappealable; or

                         (iii) if the stockholders of the Seller do not by the Required Stockholder Vote authorize the sale of assets contemplated hereby in which event the Seller shall promptly pay all the reasonable costs and expenses of the Buyer incurred in connection with this Agreement and the transactions contemplated herein, but in no event more than $300,000;

             (c) by the Seller pursuant to Section 6.07(d)(ii) upon written notice to the Buyer;

             (d) by the Buyer pursuant to Section 6.07(c) upon written notice to the Seller and

             (e) as provided in Section 8.02.

             Section 8.02.  Additional Termination Rights. In the event the
                            -----------------------------
Buyer receives notice under Section 5.05 of a supplement or amendment to any Disclosure Schedule which discloses, or which together with any prior supplements or amendments pursuant to such section discloses, any change or effect which constitutes a Material Adverse Effect measured against the Disclosure Schedules with respect to such representations and warranties as of the date hereof, the Buyer may, prior to the 10th Business Day after its receipt of the applicable supplement pursuant to Section 5.05, terminate this Agreement.

             Section 8.03.  Effect of Termination. In the event of termination
                            ---------------------
of this Agreement by either the Buyer or the Seller as provided in Section 8.01, this Agreement shall forthwith become void ab initio and have no effect, without any liability or obligation on the part of any party hereto, other than the confidentiality provisions of Section 6.01, Section 6.03, Section 6.04, the fees and expenses provisions of Sections 6.07 and 8.01(b)(iii), this Section 8.03 and
Article X, and except to the extent that such termination results from the willful breach by a party of any covenant set forth in this Agreement.

             Section 8.04.  Extension; Waiver. At any time prior to the Closing
                            -----------------
Date, the parties may agree to (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance with any of the agreements of the other party contained in this Agreement or (d) waive any condition to such party's obligation to effect and complete the Closing. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                                   ARTICLE IX

                                 INDEMNIFICATION
                                 ---------------

             Section 9.01.  Indemnification.
                            ---------------
             (a) The Seller shall indemnify the Buyer and its Affiliates and their respective officers, directors, employees, stockholders, agents and representatives against and hold them harmless from any loss, liability, claim, damage or actual out-of-pocket expense (including reasonable legal fees and expenses) (collectively, a "Loss") suffered or incurred by any such indemnified party to the extent arising from

                     (i) any breach of any representation or warranty of the Seller which survives the Closing contained in this Agreement;

                     (ii) any breach of any covenant or agreement of the Seller contained in this Agreement requiring performance after the Closing Date;

                     (iii) any remediation, assessment or monitoring obligations or death or injury to persons or property relating to the presence of Hazardous Substances, other than those Hazardous Substances brought to or otherwise introduced at or introduced on the Plant by the Buyer or its agents, employees, representatives or independent contractors at any time during the period of Buyer's occupancy and use of the Plant, if any, (A) in, on, under or migrating from any property currently or formerly owned, operated or leased by the Seller or its Subsidiaries in connection with the Pet Business (including, without limitation, the Plant), whether known or unknown at Closing, or (B) at any other location if such Hazardous Substances were manufactured, generated, produced, used, stored, treated, recycled, transported, discharged, emitted or released by or on behalf of the Seller or any of its Subsidiaries at or from such location;

                     (iv) any actual or alleged violation of any Environmental Law by the Seller or any of its Subsidiaries (A) with respect to the Plant other than a violation caused by an act or omission of Buyer or its agents, employees, representatives or independent contractors at the Plant during the period of Buyer's occupancy and use thereof, if any (other than violations which are a continuation of or arise as a result of conditions or violations which existed at the Plant at Closing) or (B) with respect to the Pet Business occurring prior to the Closing Date;

                     (v)    any breach by Seller of its obligations pursuant to
        Section 6.21 regarding ISRA compliance, and any liability or obligation of Buyer arising in connection with any ISRA filing required to be made by the Buyer upon the termination of the use and occupancy, if any, of the Plant by the Buyer unless such liability or obligation of the Buyer arises due to the handling, manufacturing, use, treatment, recycling, transporting, discharge, emission, generation, processing, storage, release or disposal of Hazardous Substances at or on the Plant by the Buyer or its agents, employees, representatives or independent contractors;

                     (vi) any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Seller or any of its Subsidiaries; and

                     (vii) the failure of the Buyer to obtain protections afforded by compliance with the notification and other requirements of the bulks transfer statutes in force in the jurisdictions, if any, in which such compliance would be required in connection with the transactions contemplated by this Agreement;

provided that, except in the case of fraud, (A) except for Losses attributable to a breach of a representation or warranty in Section 3.19, the Seller shall not be liable under Section 9.01(a)(i) unless and until the aggregate amount of Losses with respect to matters referred to in Section 9.01(a)(i) exceeds U.S. $200,000 (the "Deductible Amount") and thereafter shall be liable for any and all Losses under Section 9.01(a)(i) only to the extent they exceed the Deductible Amount and (B) the Seller's maximum liability under Section 9.01(a)(i) shall not exceed $8,350,000.

            (b) The Buyer shall indemnify the Seller and its Affiliates and their respective officers, directors, employees, stockholders, agents and representatives against and hold them harmless from any Loss suffered or incurred by any such indemnified party to the extent arising from

                     (i) any breach of any representation or warranty of the Buyer which survives the Closing contained in this Agreement;

                     (ii) any breach of any covenant or agreement of the Buyer contained in this Agreement requiring performance after the Closing Date;

                     (iii)  the Assumed Liabilities; and

                     (iv) the operation of the Pet Business on and after the Closing Date;

provided that, except in the case of fraud, (A) except for Losses attributable to a breach of a representation or warranty in Section 4.04, the Buyer shall not be liable under Section 9.01(b)(i) unless and until the aggregate amount of Losses with respect to matters referred to in Section

9.01(b)(i) exceeds the Deductible Amount and thereafter shall be liable for any and all Losses under Section 9.01(b)(i) only to the extent they exceed the Deductible Amount and (B) the Buyer's maximum liability under Section 9.01(b)(i) shall not exceed $8,350,000.

             Section 9.02.  Termination of Indemnification. The obligations to
                            ------------------------------
indemnify and hold harmless a party hereto (i) pursuant to Sections 9.01(a)(i) and 9.01(b)(i) shall terminate when the applicable representation or warranty terminates pursuant to Section 10.01 and (ii) pursuant to the other clauses of Sections 9.01(a) and 9.01(b) shall continue indefinitely; provided, however, that as to clause (i) above such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the Person to be indemnified or the related party thereto shall have, before the expiration of the applicable period, previously made a claim by delivering a notice of such claim (stating in reasonable detail the basis of such claim) to the Indemnifying Party.

             Section 9.03.  Procedures Relating to Indemnification for Third
                            ------------------------------------------------
Party Claims. In order for an indemnified party or any of its Affiliates or any
------------
of their respective officers, directors, employees, stockholders, agents or representatives (an "Indemnified Party") to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person (other than a party hereto) against such party (a "Third Party Claim"), such party must notify the indemnifying party (the "Indemnifying Party") in writing, and in reasonable detail, of the Third Party Claim promptly after receipt by the Indemnified Party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification obligations set forth in this Article IX except to the extent the Indemnifying Party shall have been prejudiced as a result of such failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice). Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, reasonably promptly after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

             If a Third Party Claim is made against the Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if the Indemnifying Party so chooses and acknowledges its obligation to indemnify the Indemnified Party therefor, to assume the defense thereof with counsel selected by the Indemnifying Party; provided that such counsel is not reasonably objected to by the Indemnified Party within 15 days after the Indemnified Party is advised in writing as to the selection of such counsel by the Indemnifying Party. Should the Indemnifying Party so assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal fees, costs and/or expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by the Indemnifying Party), at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense.

             If the Indemnifying Party so elects to assume the defense of any Third Party Claim, the Indemnified Party shall cooperate with the Indemnifying Party in the defense thereof.

Such cooperation shall include, without limitation, the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, neither the Indemnifying Party nor the Indemnified Party shall admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the other party's prior written consent (which consent shall not be unreasonably withheld); provided, that the consent of the other party will
                           --------  ----
not be required if such admission of liability, settlement, compromise or discharge includes a complete release of such other party from further liability.

           Section 9.04. Procedures Related to Indemnification for Other Claims.
                         ------------------------------------------------------
In the event the Indemnified Party should have a claim against any Indemnifying Party under Section 9.01 that does not involve a Third Party Claim being asserted against or sought to be collected from such Indemnified Party, the Indemnified Party shall deliver notice of such claim with reasonable promptness to the Indemnifying Party. The failure by such Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party under Section 9.01, except to the extent that the Indemnifying Party demonstrates that it has been prejudiced by such failure.

           Section 9.05. Exclusivity; Limitation; Reduction.
                         ----------------------------------

           (a) After the Closing, except in the case of fraud by the breaching party, Section 9.01 shall provide the exclusive remedy for any misrepresentation, breach of warranty, covenant or other agreement, or other claims arising out of this Agreement or the transactions contemplated hereby or the subject matter hereof.

           (b) In no event shall any party hereto be responsible for any Losses or other amounts that are damages to reputation or the like, or special, incidental, exemplary, consequential or punitive damages, except to the extent such Losses are components of awards or judgments in third party claims and except that the foregoing shall not restrict or limit any claim by the Seller for any diminution in the value of the Pet Business (including on a "multiple" basis) resulting from any misrepresentation, breach of warranty, covenant or other agreement by the Seller under this Agreement.

           (c) The amount of any Losses for which indemnification is provided under this Article IX shall be reduced by any related recoveries which the Indemnified Person has received under insurance policies or other related payments received from third parties (including defense, indemnity, contribution and setoff rights under the Assumed Contracts or by virtue of any of the other Purchased Assets).

                                   ARTICLE X

                               GENERAL PROVISIONS
                               ------------------

           Section 10.01. Survival of Representations and Warranties. The
                          ------------------------------------------
representations and warranties in this Agreement or in any other document delivered in connection herewith shall survive the Closing and shall terminate as of the date which is fifteen (15) months after the Closing Date except for
(i) Section 3.06 which shall survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations (giving effect to any extension thereof); (ii) the representations and warranties set forth in Sections 3.01, 3.02, 3.23, 4.01 and 4.02 which shall not terminate. This Section
10.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

           Section 10.02. Notices. All notices, requests, claims, demands and
                          -------
other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by confirmed facsimile or email (with the original to follow by first class mail, postage prepaid) or sent, postage prepaid, by registered or certified mail or internationally recognized express courier service and shall be deemed given when so delivered by hand, email or facsimile or if mailed, five (5) days after mailing (two (2) business day in the case of overnight courier service) at the following addresses (or at such other address for a party as shall be specified by like notice):

           (a) if to the Buyer, to

                  VETOQUINOL U.S.A., Inc.
                  2000 Chemin Georges
                  Lavaltrie, Quebec
                  Canada J0K 1H0
                  Attention: Normand Robichaud
                  Telephone: 450-586-2252
                  Facsimile: 450-586-2511
                  Email: nrobichaud@vetoquinol.ca

                  with a copy to:

                  Bingham Dana LLP
                  399 Park Avenue
                  New York, NY 10022-4689
                  Attention: Craigh Leonard, Esq.
                  Telephone: 212-318-7700
                  Facsimile: 212-752-5378
                  Email: cleonard@bingham.com


                  and to the Parent at the address set forth below.

           (b) if to the Seller, to

                  IGI, Inc.
                  Wheat Road & Lincoln Avenue
                  P.O. Box 687
                  Buena, NJ 08310-0687
                  Attention: John Ambrose
                  Telephone: 856-697-1441
                  Facsimile: 856-697-2259
                  Email: johnambrose@askigi.com


                  With a copy to:

                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA 02109
                  Attention: Jeffrey N. Carp, Esq.
                  Telephone: 617-526-6468
                  Facsimile: 617-526-5000
                  Email: jeffrey.carp@haledorr.com

           (c) If to the Parent, to:

                  VETOQUINOL S.A.
                  Laboratoire Vetoquinol
                  34, rue du Chene Sainte-Anne
                  70200, Magny-Vernois, France
                  Attention: Etienne Frechin
                  Telephone: 011-333-8462-5555
                  Facsimile: 011-333-8462-5509
                  Email: etienne.frechin@vetoquinol.com

                  with a copy to:

                  Bingham Dana LLP
                  399 Park Avenue
                  New York, NY 10022-4689
                  Attention: Craigh Leonard, Esq.
                  Telephone: 212-318-7700
                  Facsimile: 212-752-5378
                  Email: cleonard@bingham.com

           Section 10.03. Definitions.
                          -----------

           (a) For purposes of this Agreement:

                  "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

                  "Assignment of Trademarks" means the Assignment of Trademarks and Domain Names, to be dated as of the Closing Date, in substantially the same form attached hereto as Exhibit 5.

                  "Benefit Plan" means any employment bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, workers' compensation, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any of the Seller's or any of its Subsidiaries' current or former employees, officers or directors.

                  "Bill of Sale" means the bill of sale to be delivered by the Seller to the Buyer on the Closing Date in substantially the same form attached hereto as Exhibit 6.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized to close.

                  "Charter" means the Certificate of Incorporation of a corporation (for a Delaware corporation) or other similar document of any corporation or entity (for corporations or entities organized under the laws of other jurisdictions), as such document has been amended and restated to date.

                  "Encumbrances" means all Liens, claims, rights of first refusal, assignments, preemptive rights, rights-of-way, easements, encroachments, restrictions, covenants, title retention agreements, indentures, security agreements or any other encumbrances of any kind, other than any Permitted Lien and other than any mechanic's, materialmen's, and similar liens, liens arising under worker's compensation, unemployment insurance, social security, retirement and similar legislation and liens on goods in transit incurred pursuant to documentary letters of credit.

                  "Environmental Laws" means the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Water Pollution Control Act, the Solid Waste Disposal Act, as amended, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, as each may be amended from time to time, or any federal, state or local law, statute, regulation, ordinance or order relating to (i) pollution or the protection, preservation or restoration of the environment, or (ii) exposure to or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, emission, discharge, release or disposal or threatened release of Hazardous Substances (as such term in defined herein below in this Section 10.03).

                  "Field" means the manufacture, packaging, marketing, selling or other distribution of products for use in the animal health business.

                  "Financial Statements" means the audited consolidated balance sheets of the Seller for each of the fiscal years ended December 31, 1998, 1999 and 2000, respectively, and the related statements of operations, cash flow and stockholders' equity for the years then ended, and the related notes thereto accompanied by the report of an independent auditor included therein.

                  "Hazardous Substances" means any hazardous waste as defined by 42 U.S.C. (S)6903(5), any hazardous substance as defined by 42 U.S.C.
(S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) or any toxic substance, oil or other hazardous materials or chemical (including, without limitation, asbestos in any form, urea formaldehyde or polychlorinated biphenyls) regulated by any Environmental Laws.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (other than trade payables incurred in the ordinary course of business consistent with past practice), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (v) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding obligations of such Person to creditors for raw materials, Inventory, services and supplies incurred in the ordinary course of such Person's business), (vi) all lease obligations of such Person capitalized on the books and records of such Person,
(vii) all obligations of others secured by a Lien on property or assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (viii) all obligations of such Person under interest rate or currency hedging transactions (valued at the termination value thereof) (other than forward or spot foreign currency exchange contracts entered into in the ordinary course of business consistent with past practice), (ix) all letters of credit issued for the account of such Person (excluding letters of credit issued for the benefit of suppliers to support accounts payable to suppliers incurred in the ordinary course of business) and (x) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person.

                  "Lien" means, with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise), (a) any mortgage, lien, encumbrance, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof, or
(b) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Indebtedness, liability or obligation in priority to the payment of the ordinary, unsecured liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. For purposes of this Agreement, the term "Lien" shall not include any Permitted Liens nor any mechanic's, materialmen's nor similar liens, liens arising under worker's compensation, unemployment insurance, social security, retirement and similar legislation nor liens on goods in transit incurred pursuant to documentary letters of credit.

                  "Material Adverse Effect" means (i) a material adverse effect on the Pet Business, or Purchased Assets, operations, condition (financial or otherwise), or results of operations of the Pet Business, taken as a whole, (ii) a material adverse effect on the operation or use of any of the material Purchased Assets or the ability of the Seller to perform its material obligations under any of the Transaction Agreements, (iii) a material breach or cancellation of the Supply Agreement dated as of March 6, 2001 by and between Corwood Laboratory, Inc. and the Seller, or (iv) in the case of the Plant, the impairment of, or interference with, the present or continued use of the property subject thereto or affected thereby in any material respect, taken as a whole; provided, that in no event shall any of the following constitute a
       --------  ----
Material Adverse Effect: (a) a change in the market price or the trading volume of the Seller's Common Stock, (b) failure of any one or more employees of the Seller or any of its Subsidiaries to accept employment with the Buyer, (c) conditions affecting the animal health industry generally or the United States or global economies, (d) conditions resulting from the announcement and the pendency of the transactions contemplated by this Agreement and the Transaction Agreements, or (e) the mere fact of the Seller's failure to meet internal projections or forecasts, analysts' expectations or published revenue or earnings predictions, for the Pet Business or otherwise.

                  "Novasome Technology" means any technology, intellectual property, trade secrets, processes and other property licensed, provided or used or permitted to be licensed, provided or used under the Micro-Pak License Agreement, including any enhancements, advances, modifications and improvements to such technology, intellectual property, trade secrets, processes or other property made or developed by Micro-Pak or the Seller or any of its Subsidiaries to which (and to the extent) the Seller or any of its Subsidiaries has rights.

                  "Parent" means Vetoquinol S.A., a societe anonyme organized under the laws of France.

                  "Permitted Liens" means Liens for taxes, assessments or governmental charges which are not yet due and payable or that, subject to adequate security for payment, are being properly contested in good faith by the Seller.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

                  "Subsidiary" (including "Subsidiaries") means any corporation, joint venture, partnership, limited liability company or other entity of which the Seller, directly or indirectly, owns or controls a majority of the capital stock or other equity interests and that is engaged solely in any aspect of the Pet Business.

                  "Technology Rights Agreement" means the Technology Rights Agreement, to be dated as of the Closing Date, by and between the Buyer and the Seller in the form attached hereto as Exhibit 7.

           "Technology Products" means all product lines or product categories in the field known as: (i) shampoos, if such products contain any of the active ingredients contained in any products of the Pet Business that are shampoos that exist on the date hereof or existed at any time prior hereto;

           (ii) creme rinses, if such products contain any of the active ingredients contained in any products of the Pet Business that are creme rinses that exist on the date hereof or existed at any time prior hereto;

           (iii) moisturizing sprays or ear cleansers, to the extent such sprays or ear cleansers, as the case may be, are formulated with 100% Novasome Technology; and

           (iv)  hand cremes.

     A product which is a Technology Product shall cease to be a Technology Product if the Novasome Technology in its formulation is reduced to a de minimis amount compared to the amount of Novasome Technology in its formulation in effect on the date hereof (or, if the product has been discontinued prior to the date hereof, its formulation on the date that its use was discontinued).

           "Transaction Agreements" means, collectively, this Agreement, the Instrument of Assignment and Assumption, the Bill of Sale, the Assignment of Trademarks, the Technology Rights Agreement, the Transition Services Agreement (if entered into as contemplated by Section 6.13), the Supply Agreement and the Confidentiality Agreement.

           "Voting Agreement" means the Stockholder Voting Agreement by and among the Buyer and certain shareholders of the Seller as listed therein, in the form attached hereto as Exhibit 8.

           (b) The following terms have the meanings set forth in the Sections set forth below:

      Term                                    Section
      ----                                    -------
      Accessible Financial Records            6.18
      Affiliate                               10.03(a)
      Affiliate Contracts                     3.19
      Agreement                               Preamble
      Applicable Law                          3.03
      Arbiter                                 1.06(c)
      Assignment of Trademarks                10.03(a)
      Assumed Contracts                       1.01(a)(v)
      Assumed Liabilities                     1.02(a)
      Benefit Plan                            10.03(a)
      Bill of Sale                            10.03(a)
      Business Day                            10.03(a)
      Buyer                                   Preamble

           Term                                        Section
           ----                                        -------

           Buyer's Accountants                         1.06(b)
           Charter                                     10.03(a)
           Claims                                      1.01(a)(xv)
           Closing                                     2.01
           Closing Date                                2.01
           Closing Payment                             1.03
           Code                                        2.02(a)(v)
           Competing Proposal                          6.07(f)(i)
           Confidential Information                    6.12
           Confidentiality Agreement                   6.01
           Consent                                     3.03
           Contracts                                   3.12
           Current Assets                              1.06(a)
           Current Liabilities                         1.06(a)
           Deductible Amount                           9.01(a)
           Disclosure Schedules                        Article III
           Encumbrances                                10.03(a)
           Environmental Laws                          10.03(a)
           Excluded Assets                             1.01(b)
           FDA                                         3.20
           Field                                       10.03(a)
           Filing                                      3.03
           Final Proposal Date                         6.07(c)
           Final Statement of Working Capital          1.06(d)
           Financial Statements                        10.03(a)
           Governmental Entity                         3.03
           Hazardous Substances                        10.03(a)
           Indebtedness                                10.03(a)
           Indemnified Party and Indemnifying Party    9.03
           Igen                                        3.25
           Instrument of Assignment and Assumption     6.15
           Intellectual Property                       3.11(a)
           Intellectual Property Contracts             3.11(c)
           Inventory                                   1.01(a)(i)
           ISRA                                        6.21
           ISRA Clearance                              6.21
           Judgment                                    3.03
           Lien                                        10.03(a)
           Loss                                        9.01(a)
           Manufacturing Equipment                     1.01(b)(ii)
           Matching Offer                              6.07(d)
           Material Adverse Effect                     10.03(a)
           Micro-Pak                                   3.25
           Micro-Pak License Agreement                 3.25

           Term                                                     Section
           ----                                                     -------

           Net Working Capital                                      1.06(a)
           NJDEP                                                    6.21
           Novasome Technology                                      10.03(a)
           Objection Notice                                         1.06(b)
           Outside Date                                             8.01(b)(i)
           Parent                                                   10.03(a)
           Permits                                                  1.01(a)(vi)
           Permitted Liens                                          10.03(a)
           Person                                                   10.03(a)
           Pet Business                                             Preamble
           Pet Business Employee                                    3.21(a)
           Plant                                                    1.01(b)(ii)
           Pre-Closing Tax Period                                   3.06(a)
           Preliminary Statement of Working Capital                 1.06(a)
           Proceeding                                               3.08
           Product Registrations                                    3.15
           Products                                                 Preamble
           Products Liability Claims                                1.02(a)(v)
           Products Liability Period                                1.02(a)(v)
           Proxy Statement                                          6.06(a)
           Purchase Price                                           1.02(a)
           Purchase Price Adjustment                                1.06(f)
           Purchased Assets                                         1.01(a)
           Purchased Receivables                                    6.11
           Reference Balance Sheet                                  3.04(b)
           Retained Liabilities                                     1.02(c)
           Restricted Business                                      6.20(a)(i)
           Returns                                                  3.06(a)
           Required Stockholder Vote                                7.01(c)
           SEC                                                      6.06(a)
           Seller                                                   Preamble
           Seller Common Stock                                      3.26
           Seller Preferred Stock                                   3.26
           Subsidiary and Subsidiaries                              10.03(a)
           Superior Proposal                                        6.07(f)(ii)
           Superior Proposal Notice                                 6.07(c)
           Supply Agreement                                         6.14
           Tax and Taxes                                            3.06(a)
           Technical Services                                       6.13(a)
           Technology                                               1.01(a)(iii)
           Technology Products                                      10.03(a)
           Technology Rights Agreement                              10.03(a)
           Termination Notice                                       6.07(c)
           Terms of Occupancy                                       6.13(b)

           Term                                                        Section
           ----                                                        -------

           Third Party Claim                                           9.03
           Transaction Agreements                                      10.03(a)
           Transferred Employees                                       6.08
           Transition Services Agreement                               6.13(a)
           Unaudited Financial Statements                              3.04(b)
           USDA                                                        3.20
           U.S. GAAP                                                   1.06(a)
           Voting Agreement                                            10.03(a)

               Section 10.04. Severability. If any term or other provision of
                              ------------
this Agreement is invalid, illegal or incapable of being enforced by any Applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, such term or other provision will be interpreted so as to best accomplish the intent of the parties within the limits of Applicable Law.

               Section 10.05. Counterparts. This Agreement and each of the
                              ------------
Transaction Agreements may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. This Agreement and each of the Transaction Agreements may be executed via facsimile.

               Section 10.06. Entire Agreement; No Third-Party Beneficiaries.
                              ----------------------------------------------

               (a) Each of the representations, warranties, covenants and agreements of any party hereto contained in any Schedule or Exhibit (including, without limitation, the Disclosure Schedules) hereto or any certificate delivered by or on behalf of such party pursuant to Sections 7.02 or 7.03 of this Agreement will be deemed incorporated and contained in this Agreement and will constitute representations, warranties, covenants and agreements or qualifications thereto of such party. This Agreement together with the Confidentiality Agreement, supersedes any other agreement, whether written or oral, that may have been made or entered into by any party with respect to the subject matter hereof; provided that, in the event that any provision of the Confidentiality Agreement conflicts with any provisions of this Agreement, the provisions of this Agreement shall prevail. This Agreement (including the Schedules and Exhibits hereto), together with the other Transaction Agreements, constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof and there are no agreements or commitments by or among such parties or the Affiliates with respect to the subject matter hereof except as expressly set forth herein. No investigation or receipt of information by or on behalf of the Buyer will diminish or obviate any of the representations, warranties, covenants or agreements of the Seller under this Agreement or the conditions to obligations of the Buyer under this Agreement.

               (b) Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

               Section 10.07. Amendments. No modification or amendment of this
                              ----------
Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and executed by all of the parties hereto (in the case of modification or amendment) or by the party giving such waiver (in the case of waiver).

               Section 10.08. Assignment, Successors in Interest. This Agreement
                              ----------------------------------
will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns. Prior to the Closing, no party may assign either this Agreement or any of its rights, interests or obligation hereunder without the prior written approval of the other party. No assignment of this Agreement by any party without the consent of the other party shall release such party of its obligations hereunder. In no event under this Agreement shall the Seller ever be required to secure the consent of more than one (1) of the Buyer or the Parent.

               Section 10.09. Governing Law. This Agreement shall be governed
                              -------------
by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of New York.

               Section 10.10. Interpretation.
                              --------------

               (a) Unless the context otherwise requires, (i) all references made in this Agreement to a Section, Schedule or an Exhibit are to a Section, Schedule or an Exhibit of or to this Agreement, (ii) each term defined in this Agreement has the meaning ascribed to it, (iii) "or" is disjunctive but not necessarily exclusive, (iv) words in the singular include the plural and vice versa. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

               (b) In the event of an ambiguity or question of intent or interpretation, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the extent to which any such party or its counsel participated in the drafting of any provision hereof or by virtue of the extent to which any such provision is inconsistent with any prior draft hereof.

               (c) All references to "$" or dollar amounts are to lawful currency of the United States of America.

               (d) All documents and correspondence relating to this Agreement and the other Transaction Agreements shall be in the English language.

               Section 10.11  Waiver. The failure of any of the parties to
                              ------
enforce at any time any of the provisions of this Agreement or the other Transaction Agreements shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any other Transaction Agreement or any part hereof or thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement or any other Transaction Agreement shall be held to be a waiver of any other subsequent breach or noncompliance.

               Section 10.12. Payments. Unless otherwise provided, all payments
                              --------
required to be made pursuant to this Agreement or the other Transaction Agreements shall be made in U.S. Dollars in the form of cash or by wire transfer or immediately available funds to an account designated by the party receiving such payment.

               Section 10.13. The Parent Guaranty. The Parent hereby
                              -------------------
unconditionally guarantees the due and punctual performance of all of the Buyer's obligations under this Agreement and under all of the Transaction Agreements. This guaranty is an irrevocable guaranty of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement or any other act or event which might otherwise operate as a legal or equitable discharge of such guarantor under this Section 10.13. The Parent hereby waives all special suretyship defenses and notice requirements.

               Section 10.14. Submission to Jurisdiction; Waiver of Jury Trial.
                              ------------------------------------------------
Except as provided in Section 1.06, each party hereto (i) submits to the non-exclusive jurisdiction of any state or federal court sitting in the State of New York in any action or proceeding arising out of or relating to this Agreement or the Transaction Agreements, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court,
(iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement or the Transaction Agreements in any other court and (iv) WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION AGREEMENTS. Each party hereto hereby waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required to any other party hereto with respect thereto. Any party hereto may make service on another party hereto by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10.02. Nothing in this Section 10.14, however, shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

               Section 10.15. Specific Performance. The parties hereto
                              --------------------
acknowledge that the Buyer may be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Seller and its Subsidiaries set forth in Sections 6.01, 6.06, 6.07, 6.12,
6.13 and 6.20. Accordingly, it is agreed that, in addition to any other remedies that may be available to the Buyer upon any such violation, the Buyer shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Buyer at law or in equity. Nothing contained in this Section 10.15 shall release the Seller or any of its Subsidiaries from any liability arising from any breach by it of its representations, warranties, covenants or agreements in this Agreement.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

                                     THE SELLER:

                                     IGI, INC.

                                     By /s/ John F. Ambrose
                                        ----------------------------------------
                                        Name:  John F. Ambrose
                                        Title: President and Chief Executive
                                               Officer

                                     THE BUYER:

                                     VETOQUINOL U.S.A., INC.

                                     By /s/ Normand Robichaud
                                        ----------------------------------------
                                        Name:  Normand Robichaud
                                        Title: President

                                     THE PARENT:

                                     By its signature below, the Parent becomes a party to this Agreement with respect to
                                     Article X only.

                                     VETOQUINOL S.A.

                                     By /s/ Normand Robichaud
                                        ----------------------------------------
                                        Name:  Normand Robichaud
                                        Title:

                                                                   Exhibit 99.2

                           TECHNOLOGY RIGHTS AGREEMENT

                  Technology Rights Agreement made as of this _______ day of _____________, 2002 (the "Agreement"), by and among IGI, Inc., a Delaware corporation ("IGI"), Igen, Inc., a Delaware corporation ("Igen") (IGI and Igen being each a "Seller" and, collectively, the "Sellers") on the one hand, and Vetoquinol U.S.A., Inc., a Delaware corporation (the "Purchaser"), on the other hand.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to and as further set forth in an Asset Purchase Agreement, dated as of February 6, 2002 between IGI and the Purchaser (the "Purchase Agreement"), the Purchaser agreed to purchase from the Sellers the Purchased Assets; and

                  WHEREAS, the Sellers will realize good and valuable consideration as a result of the consummation of the transactions contemplated by the Purchase Agreement; and

                  WHEREAS, Section 2.02 of the Purchase Agreement provides that IGI and the Purchaser will each execute and deliver to the other this Agreement at the Closing; and

                  WHEREAS, included in the sale of the Purchased Assets is a sale and transfer of all of the Sellers' goodwill in the Pet Business; and

                  WHEREAS, the Purchaser would suffer irreparable harm in the event the Sellers, or any of them, license or permit others to use Novasome Technology in Technology Products, except as provided herein.

                  NOW, THEREFORE, in consideration of the conditions and covenants set forth herein and in the Purchase Agreement, it is agreed as follows:

                  1.   Definitions.  Capitalized terms not otherwise defined
                       -----------
herein or in the Purchase Agreement shall have the meanings set forth in Section 5 of this Agreement.

                  2.   Exclusive Rights in Field.
                       -------------------------

                       (a) The Purchased Assets include the exclusive right (to the extent such right is held by the Sellers) to use Novasome Technology in Technology Products to the extent such Technology Products are sold or marketed in the business of animal health. Accordingly, subject to Section 2(c), each Seller hereby sells, assigns and grants to the Purchaser the exclusive (even as to such Seller), perpetual, world-wide, royalty-free, transferable, assignable, irrevocable right and license to use solely in the business of animal health (the "Field") any rights of such Seller in the Novasome Technology solely in connection with the business of marketing or selling products that are Technology Products. Except as provided in the Supply Agreement, each Seller agrees that it shall not, nor permit any of its Subsidiaries to, (i) use the Novasome Technology, or license others to use Novasome Technology, in products that are Technology Products in the Field or (ii) manufacture, package, market, sell or otherwise distribute or license others to manufacture, package, market, sell or otherwise distribute, IGI-Novasome Products for use in products that are Technology Products in the Field.

                  (b)  Nothing in this Agreement shall prohibit any Seller from
(i) using or licensing others to use Novasome Technology in any products other than products that are Technology Products in the Field or (ii) from manufacturing, packaging, marketing, selling or otherwise distributing or licensing others to manufacture, package, market, sell or otherwise distribute IGI-Novasome Products for use in products that are not Technology Products in the Field.

                  (c) The exclusive right and license granted to the Purchaser in Section 2(a) (the "Novasome Technology License") constitutes a sublicense of Igen's rights under the License Agreement to the extent of the rights granted to the Purchaser in Section 2(a). The Novasome Technology License and the other rights sold, assigned, granted, licensed or sublicensed by each Seller pursuant to this Agreement are so sold, assigned, granted, licensed or sublicensed solely to the extent each such Seller has the right to so sell, assign, grant, license or sublicense such rights for such purposes. Notwithstanding anything to the contrary in this Agreement, in no event does the Novasome Technology License or any other right sold, assigned, granted, licensed or sublicensed by either the Seller to the Purchaser under this Agreement permit the Purchaser to manufacture, formulate or otherwise produce any Novasome Technology including, without limitation, the IGI-Novasome Products, or any product (other than products that are Technology Products in the Field) containing any Novasome Technology. Moreover, nothing in this Agreement shall prevent, prohibit or inhibit in any respect any Seller or any Subsidiary (as defined in the Purchase Agreement) of such Seller from performing its obligations or exercising any of its rights under the Supply Agreement. The Purchaser agrees that, during any period during which the Supply Agreement is in effect, the Purchaser shall only use the Novasome Technology pursuant to its rights under this Agreement and the Purchase Agreement by purchasing IGI-Novasome Products from one or more of the Sellers pursuant to the Supply Agreement.

           (3)    Trademark License. Igen hereby grants to the Purchaser a
                  -----------------
worldwide, exclusive, royalty-free sublicense under the License Agreement with the right to grant sublicenses and the right of its sublicensees to grant further sublicenses to use any of the trademarks listed in Appendix B to the License Agreement (the "MP Marks") solely in connection with the sale or marketing of any product that is a Technology Product in the Field, subject to the restrictions set forth in Section 4.5 of the License Agreement and only to the extent Igen has the right to use the MP Marks for such purpose (the "MP Mark Sublicense"). The MP Mark Sublicense is hereby granted solely to the extent permitted by the License Agreement and with specific reference to the rights of Micro-Pak, Inc. under Section 4.5 of the License Agreement. The Purchaser acknowledges that it has read Section 4.5 of the License Agreement and understands its applicability to the Purchaser with respect to the MP Mark Sublicense. The Purchaser agrees that its use (and the use of its sublicensees and all further sublicensees of its sublicensees) of the MP Marks pursuant to the MP Mark Sublicense is subject to the oversight, control and inspection of Micro-Pak, Inc., as specified in Section 4.5 of the License Agreement. The Purchaser also agrees that its use (and the use of its sublicensees and all further sublicensees of its sublicensees) of the MP Marks pursuant to the MP Mark Sublicense is subject to the oversight, control and inspection of the Sellers to the same extent as it is subject to the oversight, control and inspection of Micro-Pak, Inc. under Section 4.5 of the License Agreement and that such oversight, control and inspection right of the Sellers shall continue notwithstanding any termination of such right of Micro-Pak, Inc.

           4.     License Agreement.
                  -----------------

                  (a) Sellers agree to exercise the option in Section 2.2 of the License Agreement to cause the term of the License Agreement to be extended for an additional term of ten (10) years and to cause the payment required to be made to Micro-Pak, Inc. pursuant to Section 3.1 of the License Agreement (the "Option Fee") to be made on or prior to November 30, 2005 (the "Renewal Date"). The Sellers shall furnish the Purchaser with written evidence of such exercise and payment within five (5) days of the Renewal Date. At the Purchaser's reasonable request from time to time after June 2005, the Sellers shall discuss with the Purchaser their plans and ability to pay the Option Fee; provided that the Purchaser shall keep all information resulting from such discussions confidential and will, at Sellers' request, enter into a confidentiality agreement in a form reasonably agreeable to both parties relating to such discussions. In the event that the Sellers do not renew the License Agreement on or prior to the Renewal Date, Purchaser shall have the right, on behalf of the Sellers, to exercise Sellers' option under Section 2.2 of the License Agreement to extend the License Agreement for an additional term of ten (10) years and to pay the Option Fee required by Section 3.2 of the License Agreement, and Sellers hereby irrevocably designate and appoint Purchaser as their agent and attorney-in-fact to cause Sellers' said option to be exercised in accordance with the terms and provisions of this sentence. The Renewal Date shall be extended on a day-for-day basis for each day that any Seller's right to exercise the option set forth in Section 2.2 of the License Agreement is extended. If Purchaser exercises such right to extend the term of the License Agreement, the Sellers shall either (i) repay to Purchaser the Option Fee on or prior to December 31, 2005 (which date shall be extended on a day-for-day basis for each day that the Renewal Date is extended hereunder) together with interest thereon at a rate equal to the lesser of (x) the prime lending rate of the Bank of Montreal plus 3% or (y) 10%, compounded annually, from the date of payment by Purchaser of the Option Fee to the date of repayment by Sellers or (ii) solely at the Sellers' written election, transfer to Purchaser all of Sellers' rights and obligations under the License Agreement free and clear of any liens or encumbrances (other than under this Section 4) on or prior to December 31, 2005 (which date shall be extended on a day-for-day basis for each day that the Renewal Date is extended hereunder); provided, that, in the case of the
                                     --------  ----
foregoing clause (ii), in connection with and upon the Seller's transfer to the Purchaser of its rights and obligations under the License Agreement, the Purchaser shall sublicense to the Seller all rights and obligations of the Purchaser (after the transfer contemplated by the foregoing clause (ii)) under the License Agreement other than Purchaser's rights in Sections 2 and 3 of this Agreement; provided, further, that if the Seller repays the Option Fee to the
           --------  -------
Purchaser (with interest thereon at a rate equal to the lesser of (x) the prime lending rate of the Bank of Montreal plus 3% or (y) 10%, compounded annually) within two years after the date the Seller transfers its rights and obligations under the License Agreement to the Purchaser pursuant to the foregoing clause
(ii), the Purchaser shall, upon such repayment, transfer to the Seller all of the Purchaser's rights and obligations under the License Agreement free and clear of any liens or encumbrances other than Purchaser's rights under Sections 2 and 3 of this Agreement.

               (b) Sellers shall not amend, modify or terminate any provision of the License Agreement in any manner so as to adversely affect the Purchaser's rights to use the Novasome Technology as provided herein or which would interfere with Sellers' obligations under the Supply Agreement.

               (c) Sellers shall not transfer, assign or otherwise convey the License Agreement except in connection with a Change of Control, and then only on condition that the assignee expressly agree in writing delivered to the Purchaser to be bound by the provisions of this Agreement. Notwithstanding the foregoing, nothing in this Agreement shall prevent or inhibit the Seller from sublicensing any of its rights and obligations under the License Agreement other than those rights granted to Purchaser in Sections 2 and 3 hereof and no consent of or notice to the Purchasers shall be required with respect to any such sublicense.

          5.   Definitions. For purposes of this Agreement,
               -----------

               (a) "Change of Control" means, with respect to any person (the "Target"), the sale, transfer or other disposition of all or substantially all of such Target's assets to one or more other persons (the "Acquiror") in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the Acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Target immediately prior to that transaction.

               (b) "IGI-Novasome Products" means those products by which Novasome Technology is included in the products that are Technology Products as of the date hereof (or in the case of Technology Products whose distribution was discontinued prior to the date hereof, on such date of discontinuance) including, but not limited to, those set forth on Exhibit A hereto.

               (c) "License Agreement" means that certain License Agreement, dated December 13, 1995, by and between Micro Pak, Inc., a Delaware corporation ("Micro-Pak") and Igen, attached hereto as Exhibit B.

               (d) "Novasome Technology" means any technology, intellectual property, trade secrets, processes and other property licensed, provided or used or permitted to be licensed, provided or used under the License Agreement that was used in any products of the Pet Business on or prior to the Closing Date of the Purchase Agreement.

               (e) "Technology Products" means all product lines or product categories in the Field known as: (i) shampoos, if such products contain any of the active ingredients contained in products of the Pet Business that are shampoos that exist on the date hereof or existed at any time prior hereto; (ii) creme rinses, if such products contain any of the active ingredients contained in products of the Pet Business that are creme rinses that exist on the date hereof or existed at any time prior hereof; (iii) moisturizing sprays or ear cleansers, to the extent such sprays or ear cleansers, as the case may be, are formulated with 100% Novasome Technology; and (iv) hand cremes. A product which is a Technology Product shall cease to be a Technology Product if the Novasome Technology in its formulation is reduced to a de minimis amount compared to the amount of Novasome Technology in its formulation in effect on the date hereof (or, if the Product has been discontinued prior to the date hereof, its formulation on the date that its use was discontinued).

          5.2. Notices. All notices, requests, claims, demands and other
               -------
communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by confirmed facsimile or email (with the original to follow by first class mail, postage prepaid) or sent, postage prepaid, by registered or certified mail or internationally recognized express courier service and shall be deemed given when so delivered by hand, email or facsimile or if mailed, five (5) days after mailing (two (2) business day in the case of overnight courier service) at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)   if to the Buyer, to

                     VETOQUINOL U.S.A., Inc.
                     2000 Chemin Georges
                     Lavaltrie, Quebec
                     Canada J0K 1H0
                     Attention: Normand Robichaud
                     Telephone: 450-586-2252
                     Facsimile: 450-586-2511
                     Email: nrobichaud@vetoquinol.ca

                     With a copy to:

                     VETOQUINOL S.A.
                     Laboratoire Vetoquinol
                     34, rue du Chene Sainte-Anne
                     70200, Magny-Vernois, France
                     Attention: Directeur General
                     Telephone: 011-333-8462-5555
                     Facsimile: 011-333-8462-5509
                     Email: dg@vetoquinol.com

               (b)   if to a Seller, to

                     IGI, Inc.
                     Wheat Road & Lincoln Avenue
                     P.O. Box 687
                     Buena, NJ 08310-0687
                     Attention: John Ambrose
                     Telephone: 856-697-1441
                     Facsimile: 856-697-2259
                     Email: johnambrose@askigi.com

                           With a copy to:

                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Attention: Jeffrey N. Carp, Esq.
                           Telephone: 617-526-6468
                           Facsimile: 617-526-5000
                           Email: jeffrey.carp@haledorr.com

          6.   No Waiver. The failure to enforce at any time any of the
               ---------
provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect the validity of this Agreement, of any part hereof, or the right of either party thereafter to enforce each and every such provision in accordance with the terms of this Agreement.

          7.   Amendment; Interpretation. This Agreement may not be amended or
               -------------------------
extended in any respect except by a writing signed by all parties hereto. The subject matter and language of this Agreement has been the subject of negotiations between the parties hereto and their respective counsel, and this Agreement has been jointly prepared by them; accordingly, this Agreement shall not be construed against any party hereto on the basis that it was drafted by such party or its counsel.

          8.   Governing Law; Jurisdiction; Specific Performance.
               -------------------------------------------------

               (a) This Agreement shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of New York.

               (b) Each party hereto (i) submits to the non-exclusive jurisdiction of any state or federal court sitting in the State of New York in any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court and (iv) WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION AGREEMENTS. Each party hereto hereby waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required to any other party hereto with respect thereto. Any party hereto may make service on another party hereto by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 5.2. Nothing in this Section 8(b), however, shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

               (c) Each of the parties hereto acknowledges that the other may be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the other parties set forth in this Agreement. Accordingly, it is agreed that, in addition to any other remedies that may be available to a party upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity. Nothing contained in this Section 8(c) shall release such party from any liability arising from any breach by it of its representations, warranties, covenants or agreements in this Agreement.

               (d) Each of the Sellers and the Purchaser hereby agrees to seek confidential treatment of all confidential matters relating to any suit, claim, action or proceeding brought in any court.

          9.   Assignment. The Sellers shall not, without the Purchaser's prior
               ----------
written consent, in any way transfer, assign or otherwise convey either (i) this Agreement or any of the Sellers duties or obligations hereunder or (ii) the License Agreement except in either case in connection with a Change of Control and then only on condition that the assignee expressly agree in writing delivered to the Purchaser prior to the consummation of the Change of Control to assume all of the Seller's obligations hereunder. This Agreement shall be binding upon the parties and their respective successors and permitted assigns.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the day and year first above written.

                                             THE SELLERS:

                                             IGI, INC.


                                             By_________________________________
                                                Name:
                                                Title:

                                             IGEN, INC.


                                             By_________________________________
                                                Name:
                                                Title:

                                             THE PURCHASER:

                                             VETOQUINOL U.S.A., INC.


                                             By_________________________________
                                                Name:
                                                Title:

                                                                    Exhibit 99.3

                       MANUFACTURING AND SUPPLY AGREEMENT

         This Manufacturing and Supply Agreement (the "Agreement"), dated as of ______________, 2002, is entered into by and among IGI, Inc., a Delaware corporation ("IGI"), Igen, Inc., a Delaware corporation ("Igen") (IGI and Igen, collectively, the "Suppliers" and each a "Supplier"), and Vetoquinol, U.S.A., Inc., a Delaware corporation (the "Purchaser").

                                R E C I T A L S

         WHEREAS, the Suppliers are in the business of the production and marketing of products in the animal health business, such as pharmaceuticals, nutritional supplements and grooming aids and formulations under the names EVSCO Pharmaceuticals, Tomlyn and Luv'Em, among others (collectively, the "Pet Business");

         WHEREAS, the Purchaser and IGI have entered into that certain Asset Purchase Agreement (the "Purchase Agreement"), dated as of February 6, 2002, pursuant to which the Purchaser has agreed to purchase, and IGI has agreed to sell the Purchased Assets (as defined in the Purchase Agreement) as further set forth in the Purchase Agreement;

         WHEREAS, certain products manufactured, marketed or sold by the Pet Business incorporate Novasome Technology in a form manufactured by the Suppliers;

         WHEREAS, Section 2.02 of the Purchase Agreement provides that IGI, Igen and the Purchaser will each execute and deliver to each other this Agreement at the Closing (as defined in the Purchase Agreement);

         WHEREAS, the Suppliers desire to supply the Purchaser with certain products incorporating Novasome Technology on the terms and conditions set forth in this Agreement;

         WHEREAS, the Purchaser desires to have the Suppliers supply to it such products on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the above premises and the mutual agreement set forth herein, the parties agree as follows:

         1.   Definitions.  Capitalized terms used in this Agreement and not
              -----------
otherwise defined herein shall have the meaning set forth below.

         "Change of Control" means, with respect to any person (the "Target"), the sale, transfer or other disposition of all or substantially all of such Target's assets to one or more other persons (the "Acquiror") in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the Acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Target immediately prior to that transaction.

         "Field" means the manufacture, packaging, marketing, selling or other distribution of products for use in the animal health business.

         "Force Majeure" means any event beyond the control of the parties, including, without limitation, fire, flood, riots, strikes, epidemics, war (declared or undeclared and including the continuance, expansion or new outbreak of any war or conflict now in existence), acts of terrorism and responses thereto, shortages, scarcities, embargoes and governmental actions or decrees.

         "IGI-Novasome Products" means those products by which Novasome Technology is included by the Suppliers in the Technology Products as of the date hereof (or in the case of Technology Products whose distribution was discontinued prior to the date hereof, on such date of discontinuance), including, but not limited to, those set forth on Exhibit A attached hereto.

         "License Agreement" means that certain License Agreement, dated December 13, 1995 by and between Micro-Pak, Inc., a Delaware corporation ("Micro-Pak"), and Igen.

         "Novasome Technology" means any technology, intellectual property, trade secrets, processes and other property licensed, provided or used or permitted to be licensed, provided or used under the License Agreement that was used in any products of the Pet Business on or prior to the Closing Date of the Purchase Agreement.

         "person" (regardless of whether capitalized) means any natural person, entity, or association, including any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture, or proprietorship.

         "Related Technology" means any new technology or product incorporating Novasome Technology developed solely by or for IGI or any of its wholly-owned subsidiaries (and no other person other than IGI or any of its wholly-owned subsidiaries), which technology IGI desires to use in the Field.

         "Technology Products" means all product lines or product categories in the field known as:

         (i) shampoos, if such products contain any of the active ingredients contained in any products of the Pet Business that are shampoos that exist on the date hereof or existed at any time prior hereto;

         (ii) creme rinses, if such products contain any of the active ingredients contained in any products of the Pet Business that are creme rinses that exist on the date hereof or existed at any time prior hereto;


         (iii) moisturizing sprays or ear cleansers, to the extent such sprays or ear cleansers, as the case may be, are formulated with 100% Novasome Technology; and

         (iv)  hand cremes.

A product which is a Technology Product shall cease to be a Technology Product if the Novasome Technology in its formulation is reduced to a de minimis amount compared to the amount of Novasome Technology in its formulation in effect on the date hereof (or, if the product has been discontinued prior to the date hereof, its formulation on the date that its use was discontinued).

         2.   Supply of Products; Forecasts and Orders.
              ----------------------------------------

         2.1. General. Subject to the terms and conditions of this Agreement,
              -------
the Suppliers shall sell to the Purchaser, and the Purchaser shall purchase from the Suppliers, the IGI-Novasome Products, in such quantities and at such times as ordered by the Purchaser in accordance with Section 2 hereof. The Suppliers shall use commercially reasonable efforts to maintain manufacturing capacity sufficient to meet the Purchaser's needs on a timely basis. In the event of any shortage of any raw materials or supplies required by the Suppliers to manufacture the IGI-Novasome Products forecast under Section 2.2, the Suppliers shall assure that the Purchaser's Orders for the IGI-Novasome Products are fulfilled on a pro rata basis, based upon the available raw materials and supplies and the other needs, requirements and commitments of the Suppliers (including, without limitation, the manufacture, production and supply of products for the Suppliers' use in the Suppliers' businesses) for such raw materials and supplies.

         2.2. Forecasts. Promptly after the Effective Date, the Purchaser shall
              ---------
provide the Suppliers with a written forecast of its estimated purchases of each IGI-Novasome Product for the next three (3) months. Suppliers shall use reasonable commercial efforts to fill Orders that are consistent with such forecast. On the 15/th/ day of every month commencing with the second month after the Effective Date, the Purchaser shall provide the Suppliers with a written forecast of the Purchaser's estimated purchases of IGI-Novasome Products during each month of the 3-month period beginning with the second month following the month in which the forecast is given. For example, on January 15/th/ the Purchaser would give a forecast of the months of March, April and May. On February 15/th/ the Purchaser would give a forecast for the months of April, May and June. The last forecast in which a month is included shall constitute a binding commitment to purchase in such month, at the minimum, 75% of the estimated purchases of each IGI-Novasome Product set forth in such forecast with respect to such month. For example, the month of May would be included in forecasts given on January 15/th/ , February 15/th/ and March 15/th/. The forecast for May included in the March 15/th/ forecast would be binding on the Purchaser to the extent provided above. In no event will the Suppliers be required to supply, otherwise provide or sell to the Purchaser with respect to any month any IGI-Novasome Products in excess of the amount for such IGI-Novasome Products set forth in the binding forecast provided by the Purchaser to the Suppliers under this Section 2.2 for such month.


         2.3. Orders. Orders to purchase the IGI-Novasome Products under this
              ------
Agreement ("Orders") shall be made in writing and submitted by mail, facsimile, electronic mail or other means agreed upon by the parties. Each order must specify the quantity of each IGI-Novasome Product being ordered and the delivery dates therefor. All orders shall reference and incorporate the terms and conditions set forth in this Agreement. The quantity for each IGI-Novasome Product ordered in any Order shall be set in whole number units of 2,000 kilogram batch sizes, with a minimum order of one 2,000 kilogram batch size. No Order shall set a delivery date for less than forty-five (45) days after the date that such Order is delivered to the Suppliers.

         2.4. Specifications. During the Term, the Suppliers shall assure that
              --------------
the IGI-Novasome Products shall conform in all material respects to those formulations and specifications for IGI-Novasome Products utilized by the Suppliers in their conduct of the Pet Business on the date of the Purchase Agreement and on the date hereof (collectively, the "Specifications"). The Specifications are described in Exhibit B attached hereto. Except as may be required by Sections 2.5 and 5, no change shall be made to the Specifications without the Purchaser's prior written consent.

         2.5. Compliance. The Suppliers shall comply with all applicable laws
              ----------
and regulations, and all approvals and permits maintained by it, if any, with respect to the manufacture, sale and delivery of IGI-Novasome Products under this Agreement.

         3.   Delivery; Acceptance and Rejection; Payment.
              -------------------------------------------

         3.1. Deliveries. The Suppliers shall deliver all IGI-Novasome Products
              ----------
specified under each Order, f.o.b. the Suppliers' plant in Buena, New Jersey (or such other location in the United States as the Suppliers may designate to the Purchaser in writing). In the event that the Suppliers are, or may become, unable to timely fill any Order for any reason, the Suppliers shall promptly notify the Purchaser of such inability.

         3.2. Right to Reject Delivery. Upon receipt of any delivery of
              ------------------------
IGI-Novasome Products hereunder, the Purchaser shall make or cause to be made such inspection and tests of the IGI-Novasome Products as the Purchaser shall deem reasonably necessary to determine whether or not such IGI-Novasome Products conform to the Specifications and the Purchaser's Order. In the event any IGI-Novasome Product fails to so conform, before using the IGI-Novasome Product, the Purchaser shall give the Suppliers written notice of such failure (which notice shall describe the specific failure to conform) within sixty (60) days after the date of delivery of the IGI-Novasome Product to the Purchaser, and at the Purchaser's election, the Suppliers shall promptly either (i) replace the nonconforming IGI-Novasome Product(s) within thirty (30) days after receipt of such notice from the Purchaser, or (ii) issue to the Purchaser a credit in the amount of the Manufacturing Fee applicable to the of the nonconforming IGI-Novasome Product(s) plus applicable taxes and costs, to the extent such Manufacturing Fee, taxes and costs have been paid by the Purchaser. In the case of either replacement or credit pursuant to the preceding clauses (i) and (ii), the Purchaser shall promptly return to the Suppliers the nonconforming IGI-Novasome Product at the Supplier's cost.

         3.3. Payment. During the Term, the Purchaser shall pay to IGI, within
              -------
thirty (30) days of delivery of a shipment of IGI-Novasome Products under an Order, on an order-by-order basis, a manufacturing fee (the "Manufacturing Fee") for each IGI-Novasome Product as specified in Exhibit A attached hereto;
                                              ---------
provided, however, that the Purchaser shall not pay any Manufacturing Fee for any IGI-Novasome Product(s) that are rejected by the Purchaser pursuant to
Section 3.2 unless such IGI-Novasome Product(s) are replaced or credited by the Suppliers pursuant to Section 3.2. All payments made by the Purchaser under this
Section 3.3 shall be made in U.S. Dollars. The Manufacturing Fee for each IGI-Novasome Product set forth in

Exhibit A shall govern through the date three (3) years subsequent to the date
---------
of this Agreement, subject to increase on an annual basis by a percentage equal to twenty percent of the percentage by which the Producer Price Index published by the United States Department of Labor as may be applicable to the State of New Jersey (the "PPI") has increased during such annual period. Thereafter such Manufacturing Fee shall be subject to increase on an annual basis by a percentage equal to the percentage by which the PPI has increased during such annual period. For any new products or reformulation of old products, the parties will negotiate in good faith a fee to be paid to IGI. In the event the parties are not able to come to terms on such a fee, the Suppliers shall have no obligation to supply, otherwise provide or sell to the Purchaser any such new products or reformulations of old products and shall have no liability to the Purchaser with respect thereto. Notwithstanding anything in this Agreement to the contrary, the Suppliers shall not be under any obligation to supply IGI-Novasome Products to the Purchaser during any period when any material portion of the Manufacturing Fee has not been paid when due, provided that any portion of the Manufacturing Fee as to which there exists a bona fide dispute between the Purchaser and the Suppliers shall not be deemed unpaid for the purposes of this sentence.

         4.   Use of IGI-Novasome Products; Access to Related Technology.
              ----------------------------------------------------------

         4.1. Use of IGI-Novasome Products. The Purchaser shall use the
              ----------------------------
IGI-Novasome Products purchased from the Suppliers pursuant to this Agreement only in connection with the manufacture, packaging, marketing, sale or other distribution by the Purchaser, its successors, assigns or licensees of Technology Products in the Field. The Purchaser and the Suppliers shall negotiate in good faith the terms and conditions upon which Supplier will supply IGI-Novasome Products to the Purchaser for any other purpose. In the event the parties are not able to agree as to the supply of IGI-Novasome Products for another purpose, the Suppliers shall have no obligation to supply, otherwise provide or sell to the Purchaser IGI-Novasome Products for such purpose.

         4.2. Technology. Subject to the provisions of this Section 4.2, the
              ----------
Purchaser shall have the first right of negotiation to become the exclusive purchaser from the Suppliers of any Related Technology. Upon the determination by IGI or any of its wholly-owned subsidiaries to market for commercial use of any Related Technology, the Suppliers shall promptly notify the Purchaser in writing of the existence thereof (the "Related Technology Notice"), and the parties hereby agree to negotiate in good faith with respect to mutually acceptable terms, including distribution and pricing terms, relating to the potential marketing and/or use of such Related Technology. Any Related Technology Notice and the contents thereof shall be held by the Purchaser in the strictest confidence, and the negotiations described in the previous sentence shall be conducted only to the extent covered by a confidentiality agreement in a form reasonably agreeable to both parties. In the event that the Suppliers and the Purchaser are unable to reach a mutually satisfactory agreement regarding any Related Technology within 90 days of the Related Technology Notice, the Suppliers shall be free to offer such Related Technology to others and will have no liability to the Purchaser with respect thereto under this Agreement. Notwithstanding the foregoing, the Suppliers are not required to disclose to the Purchaser, or provide to the Purchaser any opportunity to negotiate to purchase or market, any technology developed by the Suppliers pursuant to a contract or venture or other understanding, arrangement or agreement with a third party (such technology, the "Unrelated Technology"). Any use or licensing of the Unrelated Technology, or the manufacture or supply of any products that contain or are based on the Unrelated Technology by the Suppliers shall not violate this Section 4.2.

         5.   Regulatory, Trademark, Licensing and Patent Matters. The Suppliers
              ----------------------------------------------------
hereby represent and warrant that they have obtained and will maintain all material regulatory approvals that are necessary for manufacturing the IGI-Novasome Products.

         6.   Term and Termination.
              --------------------

         6.1. Term. The term of the Suppliers obligations to supply IGI-Novasome
              ----
Products to the Purchaser hereunder will commence on the date hereof (the "Effective Date"), and, unless sooner terminated as provided in Section 6.2 hereof, will remain in force until December 13, 2015.

         6.2. Termination. This agreement may be terminated as follows:
              -----------

         (a) Either Supplier shall have the right to terminate this Agreement (including any pending orders placed by the Purchaser) immediately upon written notice to the Purchaser in the event the Purchaser files or has filed against it, any petition in a bankruptcy or similar proceeding.

         (b) The Purchaser shall have the right to terminate this Agreement (including any pending orders placed by the Purchaser) immediately upon written notice to either Supplier in the event that either Supplier files or has filed against it any petition in a bankruptcy or similar proceeding.

         (c) The Suppliers may only terminate this Agreement immediately if Purchaser fails to perform any of its material obligations under this Agreement and such nonperformance continues for more than sixty (60) days after written notice is received by Purchaser.

         (d) The Purchaser may terminate this Agreement immediately if any representation or warranty of any Supplier is materially inaccurate or if the Suppliers fail to perform any of their material obligations under this Agreement and such nonperformance continues for a period of sixty (60) days after written notice is received by the Suppliers.

         (e) If the manufacture, sale or distribution of any of the IGI-Novasome Products is prohibited by applicable laws, rules or regulations in effect from time to time, then either of the Suppliers, or the Purchaser, as the case may be, may immediately terminate this Agreement at any time; provided that if such prohibition relates to less than all of the Technology Products, any such termination shall relate only to the Technology Products with respect to which the manufacture, sale or distribution of IGI-Novasome Products is prohibited, and this Agreement shall remain in effect with respect to the Technology Products with respect to which the manufacture, sale or distribution of IGI-Novasome Products is not prohibited.

         (f) The Purchaser may terminate this Agreement for any other reason with a minimum of six (6) months notice of intent to terminate except as otherwise provided herein.

        6.3. Effects of Termination. On the date that this Agreement is
             ----------------------
terminated pursuant to any of the provisions of Section 6.2 (the "Termination Date"), the following shall occur: (i) the Purchaser shall be required to pay to the Suppliers, within a reasonable time following the Termination Date, any Manufacturing Fees incurred as a result of Orders placed prior to, but not after, the Termination Date, and (ii) any and all IGI-Novasome Products manufactured by the Suppliers in response to an Order made by the Purchaser prior to the Termination Date shall be delivered by the Suppliers to the Purchaser pursuant to the terms of such Order.

        7. Warranties. All products formulated by the Suppliers, and all
           ----------
labeling provided by the Suppliers shall be subject to IGI's standard warranty that the IGI-Novasome Products meet the Specifications, and are manufactured in accordance with approved processes and comply with all applicable bulk manufacturing, federal, state and local regulatory requirements. The warranty provisions in this Section 7 provide the exclusive warranties for any product supplied, otherwise provided or sold by the Suppliers to the Purchaser under this Agreement. No other warranty, express or implied, shall apply to any such products. The Suppliers specifically disclaim all implied warranties of merchantability, fitness for a particular purpose and noninfringement.

        8. Insurance. The Suppliers shall maintain general liability insurance,
           ---------
with products liability coverage, in such amounts and upon such terms as the Suppliers deem advisable, but in any event not less than two million dollars ($2,000,000) in coverage. Upon reasonable request from time to time, the Suppliers shall provide the Purchaser with evidence of such insurance.

        9. Notices. All notices, requests, claims, demands and other
           -------
communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by confirmed facsimile or email (with the original to follow by first class mail, postage prepaid) or sent, postage prepaid, by registered or certified mail or internationally recognized express courier service and shall be deemed given when so delivered by hand, email or facsimile or if mailed, five (5) days after mailing (two (2) business day in the case of overnight courier service) at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) if to the Buyer, to

            VETOQUINOL U.S.A., Inc.
            2000 Chemin Georges
            Lavaltrie, Quebec
            Canada J0K 1H0
            Attention: Normand Robichaud
            Telephone: 450-586-2252
            Facsimile: 450-586-2511
            Email: nrobichaud@vetoquinol.ca

              With a copy to:

              VETOQUINOL S.A.
              Laboratoire Vetoquinol
              34, rue du Chene Sainte-Anne
              70200, Magny-Vernois, France
              Attention:  Directeur General
              Telephone:  011-333-8462-5555
              Facsimile: 011-333-8462-5509
              Email:  dg@vetoquinol.com
        (b)   if to a Seller, to

              IGI, Inc.
              Wheat Road & Lincoln Avenue
              P.O. Box 687
              Buena, NJ     08310-0687
              Attention: John Ambrose
              Telephone:  856-697-1441
              Facsimile:  856-697-2259
              Email:  johnambrose@askigi.com

              With a copy to:

              Hale and Dorr LLP
              60 State Street
              Boston, MA     02109
              Attention:  Jeffrey N. Carp, Esq.
              Telephone:  617-526-6468
              Facsimile:  617-526-5000
              Email:  jeffrey.carp@haledorr.com

        10.   Governing Law. This Agreement shall be governed, construed and
              -------------
enforced in accordance with the internal laws (and not the law of conflicts) of the State of New Jersey.

        11.   Entirety of Agreement; Amendment and Waiver. This Agreement sets
              -------------------------------------------
forth the entire agreement between the parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and none of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein. Neither this Agreement, nor any of the terms or provisions hereof or appendices hereto, may be amended, modified, supplemented or waived, except by a written instrument signed by the parties hereto (or, in the case of a waiver, by the party granting such waiver). No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. No failure of a party hereto to insist upon strict compliance by the other party hereto with any obligation, covenant, agreement or condition contained in this Agreement shall operate as a waiver of any subsequent or other failure.

        12. Assignment. The Suppliers shall not without the Purchaser's prior
            ----------
written consent in any way transfer, assign or otherwise convey either this Agreement or any of the Suppliers' rights, interests, duties or obligations hereunder, except in connection with a Change of Control and then only on condition that the assignee expressly agree in writing delivered to the Purchaser prior to the consummation of the Change of Control to assume all of the Suppliers' obligations hereunder. Notwithstanding anything to the contrary herein, the Suppliers may subcontract out any or all of their obligations under this Agreement. The Purchaser shall not, without the Suppliers' prior written consent, in any way transfer, assign or otherwise convey its rights under
Section 4.2 except in connection with a Change of Control and then only on condition that the assignee expressly agree in writing to assume all of the Purchaser's obligations hereunder.

        13. Actions by the Suppliers. Any action required to be taken by or that
            ------------------------
may be taken by, or any obligation of, the Suppliers under this Agreement shall be deemed taken or performed if taken or performed by any one or more of the Suppliers.

        14. Successors and Assigns. This Agreement shall bind and inure to the
            ----------------------
benefit of the parties hereto and their respective successors and permitted assigns.

        15. Independent Contractor. This Agreement shall not create an agency,
            ----------------------
partnership, joint venture or employer/employee relationship between the parties hereto. Each of the Purchaser and the Suppliers hereby agrees not to represent itself in any of such capacities in any manner whatsoever in reliance on the terms of this Agreement. The sole relationship established by this Agreement is that of independent contractors, and nothing hereunder shall be construed to give either party the power or authority to act for, represent, bind or commit the other party.

        16. Remedies. The parties acknowledge and agree that, in the event of a
            --------
breach or a threatened breach by either party of this Agreement, the other party may suffer irreparable damage for which it will have no adequate remedy at law and, accordingly, shall be entitled to injunctive and other equitable remedies to prevent or restrain such breach or threatened breach, without the necessity of posting any bond or surety, in addition to any other remedy it might have at law or at equity. Unless otherwise provided in this Agreement, each right and remedy set forth in this Agreement is in addition to any other right and remedy, at law or in equity, and the exercise of one right or remedy shall not be deemed a waiver of any other right or remedy.

        17. Singular and Plural Forms. The use herein of the singular form shall
            -------------------------
also denote the plural form, and the use herein of the plural form shall denote the singular form, as in each case the context may require.

        18. Headings. The headings contained in this Agreement are for
            --------
convenience of reference only and shall not constitute a part hereof or define, limit or otherwise affect the meaning of any of the terms or provisions hereof.

        19. Counterparts. This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

        20. Limitation on Damages. No party shall be liable to the other under
            ---------------------
strict liability or for any indirect special, exemplary or punitive damages or except as provided in the Uniform Commercial Code, for any incidental or consequential damages in connection with the subject matter of this Agreement or any Order.

        21. Force Majeure. Neither Party shall be liable for any failure or
            -------------
delay of performance under this Agreement due to any Force Majeure. Each party shall use all reasonable efforts to minimize the impact of a Force Majeure upon such party and its ability to perform any of its respective obligations under this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date first written above.

                                          IGI, INC.

                                          By_________________________________
                                              Name:
                                              Title:

                                          IGEN, INC.

                                          By_________________________________
                                              Name:
                                              Title:

                                          VETOQUINOL U.S.A., INC.

                                          By_________________________________
                                              Name:
                                              Title:

                                                                    Exhibit 99.4

         News From
         ---------

         [LOGO OF IGI]

         Buena, NJ 08310
         ---------------

Release Date:  February 7, 2002           Contact:  Domenic Golato
                                                    Senior Vice President,
                                                    Chief Financial Officer

                                                    IGI, Inc.
                                                    856-697-1441 ext. 211
                                                    www.askigi.com
                                                    --------------

                  IGI ANNOUNCES AGREEMENT TO SELL COMPANION PET
                  PRODUCTS DIVISION

Buena, NJ, IGI, Inc. February 7, 2002 - (AMEX:IG) today announced that it has entered into a definitive asset purchase agreement for the sale of substantially all of the assets of its companion pet products division to Vetoquinol U.S.A., Inc., an affiliate of Vetoquinol, S.A. of Lure, France. IGI's companion pet products division produces and markets products under the names EVSCO Pharmaceuticals, Tomlyn and Luv Em. Under the terms of the asset purchase agreement, IGI will receive at closing cash consideration of $16.7 million. In addition, specified liabilities of IGI's companion pet products division will be assumed by Vetoquinol U.S.A. The cash consideration is subject to certain post-closing adjustments.

The transaction also contemplates a license by IGI to Vetoquinol U.S.A. of specified rights relating to the patented Novasome(R) microencapsulation technology for use in specified products and product lines in the animal health business, as well as a supply relationship under which IGI will supply to Vetoquinol U.S.A. certain products relating to the patented Novasome(R) microencapsulation technology.

The closing of the transactions contemplated by the asset purchase agreement is subject to the authorization of IGI's stockholders and other customary closing conditions.

"We anticipate that the divestiture of our companion pet products division will permit us to substantially eliminate IGI's current outstanding debt and will provide IGI with additional resources to use towards expanding the current applications of the patented Novasome(R) microencapsulation technology outside of the animal health business and funding research into other technology enhancements and new applications," said John F. Ambrose, President and CEO of IGI.

                                     # # # #

About IGI, Inc.

IGI, Inc. is a company focused on growth by applying its technologies to deliver cost-effective solutions to customer's problems. IGI solves problems in consumer and skin care markets. An increasing number of IGI's solutions are based on the patented Novasome(R) microencapsulation technology which offers value-added qualities to cosmetics, skin care products, chemicals, biocides, pesticides, fuels, medicines, foods, beverages, pet care products and other products.

Important Additional Information Will Be Filed With The SEC

IGI plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction described in this press release. The Proxy Statement will contain important information about IGI, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by IGI through the Web site maintained by the SEC at www.sec.gov.
                                                             ------------

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from IGI by contacting Investor Relations at IGI, Inc., Lincoln Avenue and Wheat Road, Buena, New Jersey 08310, telephone: (856) 697-1441.

IGI, Vetoquinol U.S.A. and IGI's directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transaction described by this press release. Information regarding IGI's directors and executive officers is contained in IGI's Annual Report on Form 10-K for the year ended December 31, 2000 and its Proxy Statement dated April 20, 2001, which are filed with the SEC. Additional information regarding IGI's directors and executive officers is contained in additional soliciting materials field by IGI with the SEC under Rule 14a-12 on or about February 7, 2001. A more complete description will be available in the Proxy Statement.

Forward-Looking Statements

Statements in this document regarding the asset purchase agreement, the expected timetable for completing the transaction, benefits of the transaction, application of the proceeds from the transaction, future opportunities and strategies for IGI and any other statements about IGI's management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans, "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the authorization by IGI's stockholders of the transaction in compliance with applicable law; IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies; competitive pressures; and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2000 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 filed with the SEC. IGI cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as the date on which such statements are made.

IGI disclaims any intention or obligation to update forward-looking statements as a result of developments occurring after the date of this document.